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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Soliciting Material under §240.14a-12

Rockwell Medical, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ROCKWELL MEDICAL, INC.
30142 Wixom Road Wixom, Michigan 48393

Dear Shareholder:

        You are cordially invited to attend the 2016 annual meeting of shareholders of Rockwell Medical, Inc. (the "Company"), on Thursday, June 2, 2016 at 11:00 a.m. at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan. We look forward to greeting personally those shareholders who are able to attend.

        The attached notice and proxy statement describe the items of business to be transacted at the meeting and should be reviewed carefully by shareholders. A copy of the 2015 Annual Report is also enclosed.

        Your vote is important, regardless of the number of shares you own. I urge you to vote now, even if you plan to attend the annual meeting. Please sign, date and mail the enclosed proxy card at your earliest convenience. If you receive more than one proxy card, please return each card. Remember, you can always vote in person at the annual meeting even if you vote by proxy, provided you are a shareholder of record or have a legal proxy from a shareholder of record.

        Your continued interest and participation in the affairs of the Company are greatly appreciated.

Sincerely,

Robert L. Chioini
 President and CEO

Wixom, Michigan
April 18, 2016

ROCKWELL MEDICAL, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held June 2, 2016

To the Shareholders of Rockwell Medical, Inc.:

        Notice is hereby given that the 2016 annual meeting of shareholders of Rockwell Medical, Inc. (the "Company") will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan, on June 2, 2016, at 11:00 a.m., to consider and take action upon the following matters:

          (1)   the election of one director for a term expiring in 2019;

          (2)   a proposal to approve the 2016 Long Term Incentive Plan;

          (3)   a proposal to ratify the selection of Plante & Moran, PLLC as the Company's independent registered public accounting firm for 2016;

          (4)   such other business as may properly come before the meeting or any adjournment thereof.

        Only shareholders of record at the close of business on April 4, 2016 will be entitled to notice of, and to vote at, the meeting or any adjournment or postponement of the meeting.

        All shareholders as of the record date are cordially invited to attend the meeting. Whether or not you intend to be present, please complete, date, sign and return the enclosed proxy card in the stamped and addressed envelope enclosed for your convenience. Shareholders can help the Company avoid unnecessary expense and delay by promptly returning the enclosed proxy card. The business of the meeting to be acted upon by the shareholders cannot be transacted unless a majority of the outstanding common shares of the Company is represented at the meeting.

By Order of the Board of Directors,

THOMAS E. KLEMA
 Secretary

Wixom, Michigan
April 18, 2016

ROCKWELL MEDICAL, INC.

30142 Wixom Road Wixom, Michigan 48393

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS

June 2, 2016

INTRODUCTION

General

        The annual meeting of shareholders of Rockwell Medical, Inc. will be held at the Wixom Community Center, 49015 Pontiac Trail, Wixom, Michigan on Thursday, June 2, 2016, at 11:00 a.m., Eastern Time, for the purposes set forth in the accompanying notice of annual meeting of shareholders. These proxy materials are first being sent or made available to shareholders on or about April 18, 2016. References in this proxy statement to the "Company," "we," "our" and "us" are references to Rockwell Medical, Inc.

        It is important that your shares are represented at the annual meeting. Whether or not you plan to attend the annual meeting, please sign and date the enclosed proxy and return it to us.

        We will bear the cost of soliciting proxies. Proxies may also be solicited by our directors and employees personally, and by telephone, facsimile, or other means. No additional compensation will be paid to these individuals for proxy solicitation nor is it expected to result in more than a minimal cost to us. This proxy statement, the form of proxy and the 2015 Annual Report are being furnished to banks, brokers and other nominees who hold our common stock on behalf of beneficial owners and if asked, we will reimburse banks, brokers and other nominees for their out-of-pocket expenses in forwarding proxy materials to beneficial owners.

Voting Rights and Outstanding Shares

        Only shareholders of record of our common stock, no par value, which we refer to as our common shares, at the close of business on April 4, 2016, the record date for the annual meeting, will be entitled to notice of, and to vote at, the annual meeting or any adjournment or postponement thereof. As of the close of business on the record date, we had 51,526,877 outstanding common shares, the only class of stock outstanding and entitled to vote. Each common share is entitled to one vote on each matter submitted for a vote at the annual meeting. The presence, in person or by proxy, of the holders of record of a majority of the outstanding common shares entitled to vote is necessary to constitute a quorum for the transaction of business at the annual meeting or any adjournment or postponement thereof. Abstentions and votes withheld from the election of the director nominee will be treated as shares present at the meeting for purposes of determining the presence of a quorum.

        You are considered a shareholder of record if your shares are registered directly in your name with our transfer agent. If you are a shareholder of record, you may vote your shares in either of the following ways:

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  By signing and dating each proxy card you received and returning it in the envelope provided; or

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  By attending the annual meeting and voting in person.

        Valid proxies in the enclosed form which are returned in time for the annual meeting and executed and dated in accordance with the instructions on the proxy will be voted as specified in the proxy. If no specification is made, the proxies will be voted FOR the election of the director-nominee listed below and FOR approval of the Board proposals listed in this proxy statement.

        If your shares are held in a stock brokerage account or by a bank or other nominee, then you are not a shareholder of record but, rather, are considered a beneficial owner holding shares in "street name." You are also invited to attend the annual meeting. If you hold your shares in street name, the proxy statement, 2015 Annual Report and a vote instruction card have been forwarded to you by your broker, bank or nominee who is considered, with respect to your shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the vote instruction card included in the mailing. In accordance with applicable regulations, unless you provide the record holder with instructions on how to vote your shares, your shares may not be voted by the record holder on the election of directors or any of the proposals specified in this proxy statement other than the ratification of the selection of independent registered public accounting firm for 2016. Therefore, if you want the shares you beneficially own to be voted, you should return your voting instruction form or otherwise vote your shares as set forth below.

        If you are a street name holder, you may provide instructions on how to vote your shares in any of the following ways:

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  If you received your proxy materials by mail, by completing, signing and dating each voting instruction form you received and returning it in the envelope provided;

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  By Internet at www.proxyvote.com and following the instructions outlined on the secured website (have the 12 digit control number available);

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  Request and obtain a legal proxy from your bank, broker or other agent or nominee, bring it to the meeting with you and attach it to the ballot you vote at the meeting.

Vote Required and Board Recommendation

        The vote required to approve each of the proposals listed in this proxy statement other than the election is a majority of the votes cast on the proposal. Abstentions and broker non-votes will not be considered votes cast and will have no effect on the outcome of the vote on these proposals. The election of the director-nominee requires a plurality of the votes cast in the election. Withheld votes and broker non-votes will not be considered votes cast and will have no effect on the election. The Board recommends a vote FOR the director-nominee and FOR each of the proposals listed in this proxy statement.

Revocability of Proxies

        A shareholder giving a proxy may revoke it at any time before it is voted at the annual meeting by giving written notice of such revocation to our Secretary or by executing and delivering to the Secretary a later dated proxy. Attendance at the annual meeting by a shareholder who has given a proxy will not have the effect of revoking it unless such shareholder votes at the meeting or gives written notice of revocation to the Company's Secretary before the proxy is voted. Any written notice revoking a proxy, and any later dated proxy, must be received by the Company prior to the date of the annual meeting (unless delivered directly to the Company's Secretary at the annual meeting) and should be sent to Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, Attention: Thomas E. Klema, Secretary.

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Shareholders to Be Held on June 2, 2016

        This proxy statement, the proxy card and the Company's 2015 Annual Report to Shareholders, which includes the Annual Report on Form 10-K, are available on the internet at http://www.rockwellmed.com/invest.htm. Directions to attend the meeting in person may be obtained by contacting Thomas E. Klema, Secretary, at (248)960-9009. Shareholders may request a copy of the proxy statement, proxy card and 2015 Annual Report to Shareholders by sending an e-mail to invest@rockwellmed.com, calling 800-449-3353 or by internet at http://www.rockwellmed.com.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth information regarding the ownership of the common shares as of April 4, 2016 (unless otherwise indicated) with respect to

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  each current director and nominee,

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  each of the officers named in the Summary Compensation Table,

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  all current directors and executive officers as a group, and

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  each person known to us to be the beneficial owner of more than five percent of the common shares outstanding on the record date.

        The number of shares beneficially owned is determined under rules of the Securities and Exchange Commission, or SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire on the record date or within 60 days thereafter through the exercise of any stock option or other right. The persons named in the table have sole voting power and sole dispositive power with respect to the common shares beneficially owned, except as otherwise noted below.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(a)	Percent of Class
Patrick J. Bagley	502,951	1.0%
Ronald D. Boyd	242,501	0.5%
Robert L. Chioini(b)	4,477,266	8.4%
Ajay Gupta	1,393,334	2.7%
Kenneth L. Holt	323,576	0.6%
Thomas E. Klema	1,274,841	2.4%
Raymond D. Pratt	742,367	1.4%
All directors and current executive officers as a group (7 persons)	8,956,836	15.9%
Richmond Brothers, Inc.(c)	3,288,541	6.4%
BlackRock Inc.(d)	2,824,943	5.5%

(a)
Includes restricted shares subject to forfeiture to us under certain circumstances and shares that may be acquired upon exercise of stock options as set forth in the table below. Also includes 2,093,933 shares owned by Mr. Chioini, 504,840 shares owned by Mr. Klema, 326,667 shares owned by Dr. Gupta, 23,575 shares owned by Mr. Holt, 17,500 shares owned by Mr. Boyd and 160,700 shares owned by Dr. Pratt that are pledged as collateral under standard margin loan arrangements.

Name	Restricted Shares	Option Shares
Patrick J. Bagley	15,000	285,001
Ronald D. Boyd	15,000	210,001
Robert L. Chioini	325,000	2,058,333
Ajay Gupta	165,000	901,667
Kenneth L. Holt	15,000	285,001
Thomas E. Klema	150,000	620,001
Raymond D. Pratt	165,000	416,667
All directors and current executive officers as a group	850,000	4,776,671
(b)
The address for Mr. Chioini is 30142 Wixom Road, Wixom, Michigan 48393.

(c)
Based on the most recent Schedule 13G amendment filed by Richmond Brothers, Inc., reporting ownership as of June 7, 2013. Richmond Brothers, Inc. has sole dispositive power over the reported common shares but has no voting power with respect to such shares. The address for Richmond Brothers, Inc. is 7415 Foxworth Court, Jackson, Michigan 49201.

(d)
Based on the Schedule 13G filed by BlackRock, Inc. reporting ownership as of December 31, 2015. BlackRock, Inc. has sole dispositive power over the reported common shares and sole voting power over 2,732,200 common shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

ELECTION OF DIRECTORS

Background

        The Company's Restated Articles of Incorporation divide the directors into three classes, designated Class I, Class II and Class III. Each year, on a rotating basis, the terms of office of the directors in one of the three classes expire. Successors to the class of directors whose terms have expired will be elected for a three-year term. The term for the Class I director whose term as a director is expiring at the 2016 annual meeting and who is nominated for reelection this year will expire at the 2019 annual meeting of shareholders and upon the election and qualification of his successor. If for any reason the nominee becomes unavailable for election, the proxies solicited will be voted for a replacement nominee selected by the other directors. Management has no reason to believe that the nominee named below is not available or will not serve if elected. Officers serve as such at the pleasure of the Board of Directors. Mr. Chioini's term of office as President and Chief Executive Officer is unaffected by his term of office as a director.

Class I Nominee For Term Expiring In 2019

        Ronald D. Boyd, age 53, has been a director since March 2000. Mr. Boyd has over 27 years of experience in the dialysis industry, including the ownership and operation of dialysis clinics as well as experience in dialysis product design, product development, regulatory approval and marketing. He has also been a private investor for many years. He currently is an owner and managing partner of Southeast Acute Services, LLC and Southern Renal Administrations, LLC, which is primarily in the business of acute dialysis services, since 2001. He was a founder and Managing Partner of East Georgia Regional Dialysis Center, an outpatient, freestanding dialysis center located in southern Georgia from 2001 until 2005. He was a founder of Diatek, Inc. in 2001 where he developed, designed and holds the patent to the Cannon Cath., the first "retrograde" dual lumen dialysis catheter in the market. The company has since been sold. He was a founder and co-owner of Classic Medical, Inc., a dialysis and medical products company, and served as the Executive Vice President of Classic Medical, Inc. from its inception in November 1993 until April 2007 when he sold his interest in that company. From May 1993 to November 1993, Mr. Boyd served as a consultant for Dial Medical of Florida, Inc., a manufacturer and distributor of dialysis products. From 1990 to 1993, Mr. Boyd served as a Regional Sales Manager for Future Tech, Inc., a dialysis products distributor. With his extensive experience in the dialysis industry, Mr. Boyd brings to the Board entrepreneurial experience and expertise in marketing, product development and strategy.

Other Information Relating to Directors

Class II Director

        Kenneth L. Holt, age 63, has been a director since March 2000. Mr. Holt has over 30 years of experience in the dialysis industry. Since 1986, Mr. Holt, as an owner, was instrumental in the development, management and operation of several outpatient clinics in North Carolina, South Carolina and Georgia. Since 2001, he has been an owner and managing partner of two firms that provide in-patient acute dialysis services to hospitals; Southeast Acute Services, LLC and Southern Renal Administrators. Among the outpatient facilities mentioned above, he was a founder and co-owner of Charleston Renal Care, LLC, a kidney disease management company specializing in the treatment of end-stage renal disease, until its sale in 2005. He was a founder and co-owner of Savannah Dialysis Specialists, LLC, a disease management company specializing in the treatment of end-stage renal disease, and served as the Managing Partner from October 1999 until its sale in 2004. From 1996 to October 1999, Mr. Holt served as Vice President for Gambro Healthcare, Inc., in its Carolinas Region, and held the same position at Vivra Renal Care, Inc., its predecessor company, which was acquired in 1997 by Gambro Healthcare, Inc. From 1986 to 1996, Mr. Holt was also the co-owner and Managing Partner of six other dialysis clinics that he founded. Additionally, Mr. Holt has been a private investor for many years. With his extensive experience in the dialysis industry, Mr. Holt brings to the Board entrepreneurial experience and expertise in operations and strategy, as well as financial expertise. Mr. Holt also brings strong accounting and financial skills to our audit committee and Board, having supervised the accounting and finance function for several businesses, and is an "audit committee financial expert" as defined by applicable SEC and NASDAQ Stock Market rules. Mr. Holt's term as a director will expire at the 2017 annual meeting of shareholders and upon the election and qualification of his successor.

Class III Directors

        Robert L. Chioini, age 51, is a founder of the Company, has served as our Chairman of the Board since March 2000, has served as our President and Chief Executive Officer since February 1997, has been one of our directors since our formation in October 1996 and served as President of the Company's predecessor, which he founded in January 1995. Mr. Chioini has over 20 years of operational and sales experience in the dialysis industry. Mr. Chioini, as our current President and Chief Executive Officer, brings to the Board extensive knowledge regarding the Company, the dialysis industry and the current environment in which we operate, allowing him to provide critical insight into operational requirements and strategic planning. In that position, he is also able to promote the flow of information between the Board and management and provide management's perspective on issues facing the Board. Mr. Chioini's term as a director will expire at the 2018 annual meeting of shareholders and upon the election and qualification of his successor.

        Patrick J. Bagley, age 51, has been a director since July 2005. Mr. Bagley is Senior Partner of the law firm Bagley and Langan, P.L.L.C. and has been a practicing attorney since 1995, with a focus on general legal matters and litigation. Since 1987, Mr. Bagley has also been a licensed insurance agent licensed and certified in property and casualty insurance as well as life, accident and health insurance. Mr. Bagley has started and managed numerous businesses, including three different national franchises of retail service businesses. In addition, since 1988, Mr. Bagley has been a licensed real estate agent, real estate developer and real estate investor. Mr. Bagley brings strong risk management skills, substantial entrepreneurial experience and keen analytical abilities to the Board. His background as a lawyer provides a valuable perspective to the Board on legal, litigation and risk management matters. Mr. Bagley's term as a director will expire at the 2018 annual meeting of shareholders and upon the election and qualification of his successor.

Independence

        Based on the absence of any material relationship between them and us, other than in their capacities as directors and shareholders, the Board of Directors has determined that each of Messrs. Bagley, Boyd and Holt are independent as independence is defined in the applicable NASDAQ Stock Market and SEC rules.

Executive Officers

        The executive officers of the Company are elected or appointed annually and serve as executive officers of the Company at the pleasure of the Board of Directors. The Company's current executive officers are described below.

        Robert L. Chioini's business experience is described above under "Other Information Relating to Directors—Class III Directors."

        Thomas E. Klema, CPA/MBA, age 62, has served as the Company's Vice President, Chief Financial Officer, Treasurer and Secretary since January 1999. Prior to joining the Company, Mr. Klema was employed as Vice President of Finance and Administration at a specialty products division of Whistler Corporation from 1997 to 1998 and, from 1980 to 1996, held several management positions in the areas of finance, accounting, human resources, business planning, customer service and operations, including from 1993 to 1996 as a vice president, at Diversey Corporation, a subsidiary of the Molson Companies, until it was acquired by Unilever. Prior to 1980, Mr. Klema was employed as a certified public accountant. Mr. Klema holds both an MBA in finance and a BA in accounting from Michigan State University.

        Ajay Gupta M.D., age 57, joined the Company as Chief Scientific Officer in June 2009. Before joining the Company, Dr. Gupta spent the prior seven years as an Associate Professor of Medicine at UCLA and Charles Drew University Schools of Medicine, Los Angeles, CA, where he had an active nephrology practice. Prior to that, Dr. Gupta served on the faculties of Henry Ford Hospital, Detroit, MI, University of Alabama, Birmingham, State University of New York, Syracuse and Washington University, St. Louis. Dr. Gupta also completed a clinical fellowship in Nephrology from Wayne State University, Detroit, Michigan and a research fellowship in Nephrology from Washington University, St. Louis, Missouri. Dr. Gupta, who is the Founder and Chairman of the Indian Society for Bone and Mineral Research, earned his MBBS degree and completed his residency in Internal Medicine from All India Institute of Medical Sciences, New Delhi. Dr. Gupta is the inventor of Triferic® (Ferric Pyrophosphate Citrate), our FDA-approved iron maintenance therapy drug for dialysis patients. He has filed a number of patents in the areas of drugs, medical devices and diagnostic tests.

        Raymond D. Pratt M.D., age 65, joined the Company in April 2012 as its Chief Medical Officer. Prior to joining the Company, Dr. Pratt worked at Shire PLLC from 2003 to 2010 as Vice President Research and Development and as the scientific leader in its Emerging Business Unit and Renal Business Unit. Previous roles at Shire included Vice President Global Clinical Medicine and Global Clinical Affairs and head of US Clinical Development. Dr. Pratt served in a consulting role at Quintiles, a global biopharmaceutical services company, as a vice president of strategic drug development innovation from August 2011 until joining the Company, and as an industry consultant during 2011 after leaving Shire. Prior to working at Shire, he was Senior Director, Clinical Research and Development at Eisai Medical Research from 1994 to 2003, where he was head of Central Nervous System and Internal Medicine clinical development. Dr. Pratt is a graduate of the University of Illinois College of Medicine and completed his nephrology fellowship at the Walter Reed Army Medical Center where he practiced nephrology and served as the Assistant Chief of Nephrology Services and Director of Dialysis Services from 1983 to 1985. Dr. Pratt was the recipient of a physician scientist training grant at Johns Hopkins School of Medicine and the recipient of a James Shannon New Investigator award from the NIH. He served as an Assistant Professor in the John Hopkins Department of Medicine and Nephrology from 1989 to 1993.

Meetings and Committees of the Board of Directors

        During 2015, the Board of Directors held three meetings. Each director attended at least 75% of the total number of meetings of the Board and committees of which he was a member in 2015. We encourage all of our directors to attend the annual meeting of shareholders, if possible, but have no formal policy on such attendance. One director attended the 2015 annual meeting. In addition to formal Board meetings, the Board members have frequent informal discussions and conferences with management throughout the year.

Audit Committee

        We have an Audit Committee comprised of Messrs. Holt, Bagley and Boyd. The Board has determined that Kenneth L. Holt, who is the Chairman of the Audit Committee, is an "audit committee financial expert," as defined by applicable SEC rules. In addition, the Board has determined that each member of the Audit Committee is independent as independence for audit committee members is defined in applicable NASDAQ Stock Market and SEC rules. During 2015, the Audit Committee held four meetings. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is posted on our website at www.rockwellmed.com. Pursuant to its charter, the purpose of the Audit Committee is to assist the Board in its oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The functions of the Audit Committee include, among other things, (1) monitoring the adequacy of the Company's internal controls; (2) engaging and overseeing the work of the registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for us, including the conduct of the annual audit and overseeing the independence of such firm; (3) overseeing our independent accountants' relationship with the Company; (4) reviewing the audited financial statements and the matters required to be discussed by Auditing Standard No. 16 with management and the independent accountants, including their judgments about the quality of our accounting principles, applications and practices; (5) recommending to the Board whether the audited financial statements should be included in our Annual Report on Form 10-K; (6) reviewing with management and the independent accountants the quarterly financial information before we file our Forms 10-Q; (7) reviewing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; (8) reviewing related party transactions required to be disclosed in our proxy statement for potential conflict of interest situations and, where appropriate, approving such transactions; and (9) monitoring with management the status of pending litigation.

Audit Committee Report

        Our Audit Committee has:

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  Reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2015 with management;

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  Discussed with our independent accountants the matters required to be discussed by Auditing Standard No. 16, "Communications with Audit Committees" issued by the Public Company Accounting Oversight Board;

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  Received the written disclosures and the letter from our independent accountants required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence; and

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  Discussed with our independent accountants the independent accountants' independence.

        Based on the review and discussions described above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2015 as filed with the SEC.

        Management is responsible for our financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for auditing those financial statements. The Audit Committee's responsibility is to monitor and review these processes. The Audit Committee has relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on our financial statements.

By the Audit Committee:
Kenneth L. Holt
Patrick J. Bagley
Ronald D. Boyd

Compensation Committee

        We have a Compensation Committee composed of Messrs. Boyd (chairman), Holt and Bagley. The Compensation Committee has a written charter setting forth the responsibilities of the Committee, a copy of which is posted on our website at www.rockwellmed.com. The charter provides that the Compensation Committee will oversee, review and approve all compensation and benefits for executive officers and make recommendations to the Board for director compensation. The Compensation Committee is also responsible for administering the stock compensation program, overseeing the development of our compensation and employee benefit plans and discharging its responsibilities under such plans, reporting to the Board on compensation policies, programs and plans, and approving other employee compensation and benefit programs where Board action is necessary or appropriate. The Compensation Committee held four meetings in 2015. Except to the extent prohibited by NASDAQ Stock Market rules and state law, the Compensation Committee may delegate its authority to subcommittees when it deems appropriate and in the best interests of the Company.

Nominating and Advance Notice Procedures

        Our Board of Directors does not have a standing nominating committee or a nominating committee charter. Instead, the full Board of Directors, a majority of the members of which are independent (as defined under applicable NASDAQ Stock Market rules), performs the function of a nominating committee. The Board of Directors believes it is appropriate not to have a standing nominating committee because we are a small company with little turnover in our Board of Directors. Moreover, we believe the current structure provides better oversight and is more efficient. The entire Board of Directors identifies the individuals to become Board members, but the recommendation of a majority of our independent directors (by a vote without the participation of any directors who are not independent) is necessary to nominate directors to be presented for shareholder approval at the annual meeting of shareholders or to fill any vacancies.

        The Board of Directors' policy is to consider any director candidates proposed by shareholders and evaluate them using the same criteria used to evaluate candidates submitted by the Board of Directors for nomination. Proposals of director candidates must be made pursuant to timely notice in writing to our Secretary, at Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393, as provided in our bylaws. The requirements for proposing director candidates, set forth in Section 2.5 of our bylaws, are described below.

        Shareholders proposing director nominees for election at the 2017 annual meeting of shareholders must provide written notice of such intention, along with the other information required by Section 2.5 of our bylaws, to our Secretary at our principal executive offices no earlier than the close of business on February 2, 2017 and no later than the close of business on March 4, 2017. If the 2017 annual meeting date is significantly advanced or delayed from the first anniversary of the date of the 2016 annual meeting, then the notice and information must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. With respect to an election to be held at a special meeting of shareholders, such notice must be given in accordance with the procedures set forth in our bylaws no earlier than the close of business on the 120th day before and not later than the close of business on the 90th day before the date of such special meeting or, if later, the 10th day after the first public disclosure of the date of such special meeting. Notwithstanding the foregoing, if the number of directors to be elected is increased and there is no public disclosure regarding such increase or naming all of the nominees for director at least 100 days prior to the first anniversary of the prior year's annual meeting, then shareholder notice with regard to nomination of directors shall be considered timely if received by our Corporate Secretary no later than the tenth day following public disclosure of the increase in the number of directors to be elected. A proponent must also update the information provided in or with the notice at the times specified by our bylaws. Nominees for director pursuant to a notice which is not timely given or does not contain the information required by our bylaws or which is not delivered in compliance with the procedure set forth in our bylaws will not be considered at the shareholders meeting.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to nominate directors. The nominating shareholder (or his qualified representative) must attend the shareholders meeting in person and present the proposed nominee in order for the proposed nominee to be considered.

        The Board of Directors has not established specific, minimum qualifications for recommended nominees or specific qualities or skills for one or more of our directors to possess. The Board of Directors uses a subjective process for identifying and evaluating candidates for nomination as a director, based on the information available to, and the subjective judgments of, the members of the Board of Directors and our then current needs. The Board does not believe there would be any difference in the manner in which it evaluates candidates based on whether the candidate is recommended by a shareholder. Historically, nominees have been existing directors or business associates of our directors or officers. While the Board has no written policy with respect to the selection criteria for directors, the Board considers the diversity of background and complementary skills of the Board as a whole and the breadth and depth of experience of each candidate in relation to the firm's current and prospective business in determining nominees for the Board.

Board Leadership Structure and Risk Oversight

        The Board believes that Mr. Chioini, the Company's President and Chief Executive Officer, is best situated to serve as Chairman of the Board because he is ultimately responsible for overseeing the business operation of the Company, identifying Company priorities and opportunities, and executing the Company's strategic plan. The Board also believes having Mr. Chioini as Chairman better promotes the flow of information between management and the Board than would a chairman who was an outside director. The small size of the Board promotes a close and less formal working relationship among all of the directors and requires all of the independent directors to be closely involved in oversight in much the same manner as a lead director, and therefore the Board has no lead director designated as such. Although the Board further believes that independent oversight of management is an important component of an effective board of directors and is essential to effective governance, the Board believes that the current governance structure is the most effective corporate governance structure for the development of the Company's strategic opportunities given its target market, scale of operation and available resources and the current size of the Board, and is currently the most effective structure to facilitate organizational matters and communication among the directors.

        The Board has an active role, as a whole and also at the committee level, in overseeing management of the Company's risks. While the Board oversees the Company's risk management and establishes policies, Company management is responsible for day-to-day risk management processes. The Board and its committees administer their risk oversight function through regular, periodic reporting from and discussions with management appropriate to the nature and magnitude of the particular risk. The Audit Committee oversees management of financial risks and risks associated with conflicts of interest. The Compensation Committee oversees management of risks relating to executive compensation plans and arrangements. While each committee is responsible for evaluating certain risks and overseeing management of those risks, the entire Board is regularly informed about those risks. In addition, management's role is to evaluate and assess business risks and to inform the Board of its evaluation of such business risks periodically.

Code of Business Conduct and Ethics

        Our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer and principal accounting officer or controller. Our Code of Business Conduct and Ethics contains written standards that we believe are reasonably designed to deter wrongdoing and to promote:

  •
  Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships,

  •
  Full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications we make,

  •
  Compliance with applicable governmental laws, rules and regulations,

  •
  The prompt internal reporting of violations of the Code of Business Conduct and Ethics to the appropriate person or persons, and

  •
  Accountability for adherence to the Code of Business Conduct and Ethics.

        Our Code of Business Conduct and Ethics is posted on our website at www.rockwellmed.com and is an exhibit to our Annual Report on Form 10-K. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendments to, or a waiver from, a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in the applicable SEC rule by posting such information on our website at www.rockwellmed.com within four business days following the date of the amendment or waiver.

Shareholder Communications with the Board

        The Board of Directors has a process for shareholders to send communications to our Board of Directors or Audit Committee, including complaints regarding accounting, internal accounting controls or auditing matters. Communications may be sent to our Board of Directors, our Audit Committee or specific directors by regular mail to the attention of our Board of Directors, our Audit Committee or specific directors, at our principal executive offices at 30142 Wixom Road, Wixom, Michigan 48393. All of these communications will be initially reviewed by our Secretary (1) to filter out communications that the Secretary deems are not appropriate for the directors, such as communications offering to buy or sell products or services, and (2) to sort and relay the remainder (unedited) to the appropriate directors.

Related Party Transactions

        Pursuant to its charter, the Audit Committee is charged with monitoring and reviewing transactions and relationships involving independence and potential conflicts of interest with respect to our directors and executive officers. To the extent any such transactions are proposed, they would be subject to approval by the Audit Committee in accordance with applicable law and the NASDAQ Stock Market rules, which require that any such transactions required to be disclosed in our proxy statement be approved by a committee of independent directors of our Board of Directors. In addition, our Code of Business Conduct and Ethics generally requires directors and employees to avoid conflicts of interest. There were no transactions since January 1, 2015, and there is no currently proposed transaction, in which the Company was or is to be a participant, the amount involved exceeded or will exceed $120,000, and in which any director, executive officer, 5% shareholder of the Company or any immediate family member of any of such persons had or will have a direct or indirect material interest, except as described below.

Triferic License

        We are party to a license agreement, dated January 7, 2002, with Charak LLC and its owner, Dr. Ajay Gupta, for our Triferic product that covers issued patents in the United States, the European Union and Japan, as well as patent and pending patent applications in other foreign jurisdictions. Dr. Gupta joined us as our Chief Scientific Officer in 2009. The license agreement, which was negotiated on an arm's length basis before Dr. Gupta had any employment relationship with us, continues for the duration of the underlying patents in each country. The license agreement required us to obtain and pay the cost of obtaining FDA approval of Triferic in order to realize any benefit from commercialization of the product. In addition to funding clinical development, regulatory approval and patent maintenance expenses, we are obligated under the license agreement to make certain milestone payments and to pay ongoing royalties upon successful introduction of the product. Estimated royalties accrued and payable pursuant to the license agreement for 2015 were approximately $13,000. In addition to payments made prior to Dr. Gupta joining us as an executive officer, the milestone payments include a payment of $100,000 made in 2015 following FDA approval of the product and a payment in 2016 of $175,000 following issuance of a Medicare reimbursement code covering the product. There are no further milestone payments to be made under the license agreement.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Compensation Discussion and Analysis

Executive Summary

        During 2015, the Compensation Committee, which we also refer to in this section as the Committee, reviewed the executive compensation program and reaffirmed the compensation strategy and key elements in place which were approved by shareholders through the "say on pay" advisory vote at the 2014 annual meeting. The Committee believes that the elements of its compensation program align the Company's leadership with the Company's strategy and value creation for shareholders in light of the Company's unique opportunities and challenges, as well as the critical juncture in the Company's development and transformation into a specialty bio-pharmaceutical company. Recognizing the success of the Company's drug development program for Triferic, and in preparation for the next stage of commercial development and the high potential for shareholder value creation over the next several years, the Committee maintains a forward looking perspective in the execution of its charter.

        The Committee's evaluation of compensation is multi-dimensional as it considers the potential to create and build shareholder value. The Committee factors in a wide range of considerations including the balance of short and long term compensation, the opportunities and progress toward building long term shareholder value, alignment of shareholder and management interests, competitive considerations, performance, retention and progress toward achieving development objectives.

        The Committee set a compensation strategy of providing competitive short term cash compensation for retention purposes and significant equity-based compensation to drive long term growth during the drug development phase of the Company and has followed that strategy consistently. However, the Committee continually monitors and evaluates its compensation strategy. The Committee makes periodic adjustments for short term compensation for salary and bonus, and considers adjustments in overall compensation strategy based on the Company's stage of development, commercial development progress, its development potential, changes in compensation at peer companies, as well as other factors it considers appropriate. The Committee may adjust its strategy in the future in light of these considerations.

        The Committee increased executive salaries approximately 12.3% on average (ranging between 8% and 20%) for the executive team and retained bonus potential levels at 100% of base salary. Bonuses earned for 2015 were at 95% of base salary for Mr. Chioini and 30% - 40% of base salary for the other executive officers. The Committee's objective is to align management's efforts with creation of shareholder value and to reward management if their efforts are successful, as well as to recognize successful efforts to obtain FDA approval of Triferic, progress toward commercialization of new products, international business development efforts and progress toward development of other Triferic indications.

        Longer term incentives awarded in 2015 through grants of stock options and restricted stock were awarded due to successful progress in key objectives that we believe will drive increased shareholder value and were based on our goal to align future development efforts with shareholder value creation. The Committee retained the three year incremental time vesting for stock option awards consistent with historical practice. New restricted stock grants were awarded to provide incentive to increase shareholder value through achievement of key business development goals and objectives that are expected to occur over the vesting period.

Our Compensation Objectives

        Our Committee is responsible for establishing and administering the policies governing compensation for our executive officers. The key objectives established by our Committee for our compensation program are to:

  •
  Attract and retain superior caliber key executive personnel;

  •
  Motivate and reward executives who are critical to our success; and

  •
  Provide a competitive compensation package that aligns the interests of our management with the interests of our shareholders and encourages the creation of shareholder value.

        In order to position the Company for its development as a specialty bio-pharmaceutical company and to meet the foregoing objectives, the Committee provides the executive officers with competitive short term cash compensation in the form of salary and bonus to attract and retain key personnel and provides appropriate long term compensation through equity-based compensation awards that align shareholder and management interests to motivate management to optimize shareholder value. References in this discussion to the named executive officers, or NEOs, are to the four individuals listed in the Summary Compensation Table, who are our only executive officers.

Basis for Our Compensation Structure

        Our Board of Directors believes that the Company has a unique opportunity to create substantial shareholder value as a specialty bio-pharmaceutical company. The Company's strategy to position itself as a specialty bio-pharmaceutical company developing high potential pharmaceuticals is a longer term, multi-year strategy. In order to execute on this strategy, we recognized the need to build our organizational structure and particularly the need for a broader management team with more diverse skills who could lead and direct our development efforts. An important element of this strategy was to develop a comprehensive and longer term compensation strategy for the executive team that would help us attract and retain quality leaders.

        Although the Committee does not set compensation for individual executives based on a "benchmarking" analysis against its peers, the Committee does evaluate peer compensation in its overall review as an additional point of reference in setting strategy and in achieving competitive compensation practices. For 2015, the Compensation Committee updated its peer group study that compares executive officer compensation with selected peer companies. In establishing a peer group for compensation comparisons the Committee determined that the most appropriate peer group is life science companies. The Committee determined that market capitalization is the primary measure and targeted market capitalization of between $500,000,000 and $1,500,000,000 as the appropriate target range for the peer comparisons, consistent with the Company's then current market cap and anticipated future growth. The Committee uses a peer group of forty life science companies with an average market capitalization of approximately $900,000,000.

        In analyzing compensation for each executive, the Committee assesses various factors, including the executive's role or roles with the Company, the breadth of knowledge and skill the executive possesses, the executive's ability to influence the development of the business, demonstrated leadership in the executive's area of expertise, leadership continuity and executive retention and motivation as well as other factors that the Committee deems relevant.

        We have in place the Amended and Restated 2007 Long Term Incentive Plan, or 2007 LTIP, which permits the Committee to award a wide variety of incentive awards, including equity-based awards in various forms such as stock options and restricted stock. The Committee uses equity-based awards under this plan to provide the NEOs with long term incentives intended to align their interests with shareholder value creation. The long term incentive compensation strategy has been to issue equity-related compensation primarily in the form of a combination of restricted stock grants and nonqualified stock options. The 2007 LTIP expires in 2017 and we are proposing to replace it with a new plan described under "Proposal To Approve 2016 Long Term Incentive Plan."

        We have tended to grant proportionately more equity-based compensation than cash compensation in part because of the long term motivational aspects of equity-based compensation and as a means of conserving our cash resources. The Committee makes situational assessments of the timing, frequency and amounts of equity compensation awards based upon the developmental status and progress of the Company in achieving its objectives and with input and recommendations from management. As the Company's operations evolve, the Committee may adjust the mix of equity compensation elements if it determines a change would better achieve its objectives.

        Non-qualified stock options have a ten year life with vesting in installments over a three year period and an exercise price equal to the fair market value of our common shares on the grant date. Structured in this way, the options have value only to the extent our stock price increases during the ten year term of the options. The structure also encourages retention, as unvested portions of the options are forfeited upon termination of employment other than in connection with death, disability or change in control, and vested portions must be exercised within an abbreviated time frame following termination. The phased three year vesting period retains the long term element of equity-based incentives while enabling earlier rewards if achievements result in a higher stock value. Option grants are typically made on an annual basis, but occasionally are made more frequently based on specific development milestones and events.

        Restricted stock grants have been granted by the Committee as an incentive for the achievement of long term goals and objectives over extended periods of time. The Committee has awarded restricted stock to each of the NEOs to provide both a financial incentive and reward for achievement of key business development objectives and the development of shareholder value. The Committee has varied the vesting period of restricted stock awards based on its objective of providing incentives to motivate and reward achievement of key goals and objectives that it believes will increase shareholder value, including key drug and business development milestones. These vesting periods have ranged from seven months to three years, with a vesting period for the 2015 grants of approximately 20 months.

        The other aspects of our compensation program reflect our preference to keep operating expenses to a minimum to conserve cash resources. The Company offers a 401(k) plan for individual retirement savings opportunities for executives, but the plan is non-contributory by the Company and we have no other pension or retirement plan or deferred compensation arrangement for our named executive officers. Personal savings and assets realized from long term equity incentives are expected to be the primary sources of assets to fund post retirement income for the management team.

        The perquisites we offer our named executive officers are modest, as we believe our NEOs are fairly compensated through the other parts of the compensation package. The Company provides long term disability insurance for the NEOs at a nominal cost. In addition, Mr. Chioini receives a vehicle allowance consistent with our historical practice since the Company's inception. The Committee believes this element helps to make his compensation package overall more competitive.

        We have no employment, termination, severance or change in control agreements or arrangements with our NEOs at this time. We believe the equity-based awards held by the NEOs, which will vest upon a change in control, provide sufficient incentive for them to remain engaged should the Company be sold. The Committee may determine in the future that it is appropriate to enter into such agreements with the NEOs to accomplish the objectives set forth above.

        In view of the substantial beneficial ownership of our common shares by our NEOs, we currently do not have any established stock ownership guidelines.

Key Elements of Compensation for 2015

        In establishing cash and equity-based compensation for 2015, the Committee took into account a number of factors, including current market compensation data as well as earlier data, the Company's business results and accomplishments, the unique skills and attributes of the executive in his leadership role, the respective importance of the executive's position, progress toward achieving clinical development goals and objectives and the executive's performance, contributions and leadership demonstrated. In this regard, the Committee relies on input from the chief executive officer regarding the performance of the other NEOs and its own assessment of the chief executive officer's performance. In light of the overwhelming shareholder support for our executive compensation practices previously expressed by shareholders in their most recent advisory vote on compensation, the Committee maintained our existing compensation program and philosophy in 2015 but continues to review and evaluate executive compensation trends and practices and may modify the program or philosophy from time to time as it deems necessary or appropriate.

        Salaries.    Salaries increased in 2015 by approximately 12% for the NEOs in the aggregate. Mr. Chioini's salary increased 20% and the other NEO salaries increased 8%. In comparison with the peer group, Mr. Chioini's and Dr. Gupta's salaries place them in the top quartile under the study. Dr. Pratt's salary was close to the mean and Mr. Klema's salary was slightly above the mean. The Committee took into consideration the unique background and skill sets of the executive team in making its determination on salary increases for 2015 along with their contributions to achieving FDA approval of Triferic and their potential contribution to the Company's future development.

        The Committee has not targeted a specific level for compensation in comparison to this study, it believes current compensation levels are appropriate and necessary in order to meet the key objectives of our compensation program. The Committee considered factors including experience, skills, knowledge, breadth of responsibility and effectiveness in executing the executive's functional role in determining salary levels. As the Company evolves and develops, the Committee intends to ensure that the compensation strategy remains competitive. The chief executive officer was not present for the deliberations or voting by the Committee on the determination of the chief executive officer's compensation but did provide recommendations to the Committee with respect to compensation matters for the other executive officers.

        Bonuses.    The Committee believes it is important to encourage the executive team to create value for the shareholders and for the Committee to have the latitude to recognize achievement of business development goals and objectives. The Committee believes that bonuses are an important tool for achieving this end. The Committee has maintained targeted bonus payment levels at 100% of base salaries. However, the Committee provides itself with the latitude to recognize exceptional performance and value creation at its discretion.

        The Committee awarded discretionary bonuses for 2015 to the executive officers in view of the successful approval of Triferic by the FDA, the progress made on commercial operations, business development progress and achievement of business objectives. Mr. Chioini's bonus for 2015 was awarded at 95% of base pay in 2015. Mr. Chioini's 2015 payout of 95% was at the mean for the 2015 peer group based on payouts for 2014.

        Based on input from the chief executive officer, the Committee awarded bonus payouts for the other NEOs of 30% to Dr. Gupta, 35% to Dr. Pratt and 40% to Mr. Klema which placed them at or slightly above the lowest quartile for their position in the 2015 peer group study based on payouts for 2014.

        The bonus amounts reflect the Committee's continued focus on longer term value creation over short term incentive compensation. As the Company's transformation continues, the Committee may utilize bonuses as a more significant element of compensation.

        Equity Compensation.    The Committee granted options and restricted stock to our NEOs in October 2015. Option grants were made on the terms consistent with our historical practice. All option awards have an exercise price equal to fair market value on the date of the award. The options become exercisable in equal installments over three years beginning on the first anniversary of the grant date and have a term of ten years. The restricted stock grants made to NEOs in October 2015 vest in one installment approximately twenty months after grant. The Committee believes that there is high potential to develop and increase shareholder value over the periods of these equity awards. The Committee intends to provide incentive to motivate and reward senior management to increase shareholder value during this critical development period and believes these incentives will provide alignment between shareholder and management objectives. The vesting period for the restricted stock grant reflects the Committee's desire to provide incentive to achieve key business development goals and objectives that are expected to be realized during the vesting period.

        The grant amounts were recommended by the chief executive officer based on each NEO's level of responsibility, success at achieving strategic and business objectives and influence the NEO has had and is expected to have on creating or increasing the value of our business. In determining whether to make such grants and the size of the equity awards to NEOs, the Committee also considered factors such as overall performance of the Company and the executive, progress toward stated objectives, contributions to overall corporate development as well as anticipated future contributions to corporate development, non-cash financial expense, tax implications of the equity awards and their potential to increase shareholder value. As discussed in this proxy statement under "Proposal to Approve 2016 Long Term Incentive Plan," the Board of Directors has approved, and recommended that shareholders approve, a replacement plan in order to continue providing equity compensation to current and newly hired executives.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code of 1986, as amended, restricts the deductibility of executive compensation paid to our chief executive officer and certain other executive officers at the end of any fiscal year to not more than $1 million in annual compensation (including gains from the exercise of certain stock option grants). Qualifying performance-based compensation, including gains from certain option exercises, is exempt from this limitation if it complies with the various conditions described in Section 162(m) and the accompanying regulations. The 2007 LTIP contains provisions intended to allow certain compensation to be exempt from the Section 162(m) limitation, including annual grant limits for performance based grants intended to comply with the exemption. Other than option grants, which need not include performance goals to satisfy the exemption from the Section 162(m) limitation, the Committee has not utilized these types of awards in the compensation program.

        Our compensation program has resulted in the past, and may result in the future, in payments and awards that are subject to these restrictions on deductibility, but we do not believe the effect of these restrictions on us is material in view of our substantial net operating loss carryforwards. The Committee may continue to deem it appropriate to exceed the individual limitation on deductibility or to make equity-based awards that will not otherwise be exempt from the limitation on deductibility to ensure that executive officers are compensated in a manner that is consistent with our best interests, the best interests of our shareholders and our executive compensation philosophy and objectives, and reserves the authority to approve non-deductible compensation in appropriate circumstances.

Compensation Committee Report

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this proxy statement with management. Based on the Committee's review of, and the discussions with management with respect to, the Compensation Discussion and Analysis, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement, and in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

By the Compensation Committee:
Ronald D. Boyd
Patrick J. Bagley
Kenneth L. Holt

Summary Compensation Table

        The following table summarizes compensation paid to or earned by the Company's executive officers who were serving as such at December 31, 2015, whom we refer to collectively as our NEOs, during the last three years.

 Summary Compensation Table

Name and Principal Position	Year	Salary($)	Bonus($)(a)	Stock Awards($)(b)	Option Awards($)(c)	All Other Compensation($)(d)	Total($)
Robert L. Chioini	2015	847,584	805,205	2,674,750	3,504,628	22,566	7,854,733
Chairman, President and	2014	706,320	635,688	2,786,000	4,363,500	20,131	8,511,639
Chief Executive Officer	2013	588,600	353,160	394,000	898,800	21,000	2,255,560
Thomas E. Klema	2015	416,988	166,795	1,234,500	972,252	—	2,790,535
Secretary, Treasurer and	2014	386,100	115,830	1,328,600	1,427,676	—	3,258,206
Chief Financial Officer	2013	351,000	105,300	236,400	359,520	—	1,052,220
Dr. Ajay Gupta	2015	486,938	146,081	1,357,950	972,252	—	2,963,220
Chief Scientific Officer	2014	450,868	135,260	1,423,500	1,228,925	—	3,238,553
	2013	413,640	115,819	295,500	539,280	—	1,364,239
Dr. Raymond D. Pratt	2015	442,648	154,927	1,357,950	972,252	—	2,927,778
Chief Medical Officer	2014	409,860	131,155	1,423,500	1,228,925	—	3,193,440
	2013	391,795	108,054	295,500	539,280	—	1,334,629

(a)
These bonus amounts were approved by the Compensation Committee following the year end, but constitute compensation earned for services rendered in the year shown.

(b)
The amounts reported in this column represent grant date fair values of restricted stock awards computed in accordance with FASB ASC Topic 718. These restricted stock awards were valued at the closing market price on the date of grant, or $8.23 per share for the October 2015 grant, $8.88 per share for the October 2014 grant, $10.10 per share for the January 2014 grant and $3.94 per share for the 2013 grant.

(c)
The amounts reported in this column represent grant date fair values of stock option grants made during such year determined using the Black Scholes option pricing model, excluding any forfeiture reserves, in accordance with FASB ASC Topic 718. The assumptions used to determine fair value are set forth in the table below:

Year	Dividend Yield	Risk Free Rate	Volatility	Expected Life
2015	0.0%	1.5%	59%	6 years
2014	0.0%	1.9%	69%	6 years
2013	0.0%	1.1%	65%	6 years
(d)
For Mr. Chioini, the amounts reported reflect payments made by the Company under its lease car program of $18,439, $16,004 and $17,092, and premiums for long-term disability insurance of $4,127, $4,127 and $3,908 in 2015, 2014 and 2013, respectively. The incremental cost to the Company of perquisites provided to the other NEOs did not exceed $10,000 and, therefore, has been excluded pursuant to applicable SEC rules.

Grants of Plan-Based Awards

        The NEOs received the equity-based awards set forth in the table below under the 2007 LTIP during 2015.

 Grants of Plan-Based Awards

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(a)
Robert Chioini	10/2/2015	325,000	775,000	8.23	6,179,378
Thomas Klema	10/2/2015	150,000	215,000	8.23	2,206,752
Ajay Gupta	10/2/2015	165,000	215,000	8.23	2,330,202
Raymond Pratt	10/2/2015	165,000	215,000	8.23	2,330,202

(a)
See footnotes (b) and (c) to the Summary Compensation Table for an explanation of the determination of Grant Date Fair Value.

        The option grants reflected in the table were made pursuant to terms stated in a form of option agreement adopted under the 2007 LTIP by the Compensation Committee. The option agreements provide that the options become exercisable in three equal annual installments beginning on the one year anniversary of the grant date as long as the grantee remains employed by us. The options become fully exercisable immediately upon (i) the grantee's death or permanent disability or (ii) upon a "change in control" (as defined in the 2007 LTIP). The Compensation Committee has the right to accelerate vesting or extend the time for exercise until not later than the end of the 10 year term. The exercise price of the options is the fair market value per share of our common shares on the grant date as determined under the 2007 LTIP. The grantee may pay the exercise price in cash or using a variety of cashless methods. The stock options will expire 10 years after the grant date and will immediately terminate to the extent not yet exercisable if the grantee's employment with us is terminated for any reason other than death or disability. If the grantee's employment is terminated other than due to death or disability on or after the date the options first become exercisable, then the grantee has the right to exercise the option for three months after termination of employment to the extent exercisable on the date of termination. If the grantee's employment terminates due to death or disability, the grantee or the grantee's estate has the right to exercise the option at any time during the remaining term to the extent it was not previously exercised. The option agreement also provides that options issued to the grantee may not be transferred by the grantee except pursuant to a will or the applicable laws of descent and distribution or transfers to which the Compensation Committee has given prior written consent. Until the issuance of common shares pursuant to the exercise of stock options, holders of stock options granted under the option agreement have no rights of holders of our common shares.

        The restricted stock grants reflected in the table were made under the 2007 LTIP pursuant to terms stated in a restricted stock award agreement adopted under the 2007 LTIP by the Compensation Committee. These restricted stock award agreements provide that, so long as the grantee remains employed by us, the restricted stock fully vests upon the earlier of (i) on May 10, 2017 and (ii) subject to the right of the Compensation Committee to declare otherwise, a "change in control" (as defined in the 2007 LTIP). If the grantee's employment is terminated for any reason prior to the restricted stock becoming fully vested, the grantee forfeits the restricted stock, unless otherwise determined by the Compensation Committee. The restricted stock agreement also provides that restricted stock issued to the grantee may not be transferred by the grantee in any manner prior to vesting. Grantees otherwise have all rights of holders of our common shares, including voting rights and the right to receive dividends. Restricted stock grants made in 2013 and 2014 had different vesting dates, but otherwise had the same terms as the 2015 grants.

        A "change in control" is generally defined in the 2007 LTIP as any of the following events:

            (i)  If the Company consolidates with or merges into any other corporation or other entity and is not the continuing or surviving entity of such consolidation or merger;

           (ii)  If the Company permits any other corporation or other entity to consolidate with or merge into the Company and the Company is the continuing or surviving entity but, in connection with such consolidation or merger, the common shares are changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

          (iii)  If the Company dissolves or liquidates;

          (iv)  If the Company effects a share exchange, capital reorganization or reclassification in such a way that holders of common shares shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the common shares;

           (v)  If any one person, or more than one person acting as a group, acquires ownership of common shares possessing 35% or more of the total voting power of the common shares;

          (vi)  If a majority of members on the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; or

         (vii)  If there is a change in the ownership of a substantial portion of the Company's assets, which shall occur on the date that any one person, or more than one person acting as a group acquires assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions.

        The table below shows the value of the unvested options and restricted stock that would have become vested at December 31, 2015 if a change in control had occurred on such date or, in the case of options, if the NEOs' employment had terminated on such date due to death or disability. The value is based upon the closing price on December 31, 2015 and, in the case of options, the spread between such price and the exercise price of the options that would have become exercisable.

Name	Change in Control ($)	Death or Disability ($)
Robert Chioini	5,705,748	2,377,746
Thomas Klema	2,225,482	689,482
Ajay Gupta	2,387,083	697,483
Raymond Pratt	2,387,083	697,483

No Employment Agreements

        Each of our executive officers is employed at will, and we have no employment, termination or change in control agreements with our executive officers. We do not pay any benefits to our executive officers under any plan that provides for retirement benefits or payments in connection with resignation, retirement or other termination, except as described above with respect to restricted shares and stock options or as the Board or the Compensation Committee may determine at the time of any such termination.

Outstanding Equity Awards At Fiscal Year-End

        The following table shows certain information regarding outstanding equity awards at December 31, 2015 for the NEOs.

 Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)(c)	Market Value of Shares That Have Not Vested ($)(b)
Robert Chioini	250,000		6.50	12/17/2017
	75,000		6.50	4/3/2018
	175,000		3.09	11/19/2018
	225,000		6.74	6/18/2019
	150,000		7.13	1/15/2020
	100,000		5.8618	8/13/2020
	250,000		8.47	1/11/2021
	225,000		10.04	1/5/2022
	25,000		8.73	6/4/2022
	166,667	83,333	6.12	1/31/2023
	83,333	166,667	10.10	1/13/2024
	166,667	333,333	8.88	10/1/2024
		775,000	8.23	10/2/2025
					325,000	3,328,000
Thomas Klema	87,500		6.50	12/17/2017
	40,000		3.09	11/19/2018
	62,500		6.74	6/18/2019
	30,000		7.13	1/15/2020
	30,000		5.8618	8/13/2020
	66,667		8.47	1/11/2021
	62,500		10.04	1/5/2022
	20,834		8.73	6/4/2022
	66,667	33,333	6.12	1/31/2023
	40,000	80,000	10.10	1/13/2024
	40,000	80,000	8.88	10/1/2024
		215,000	8.23	10/2/2025
					150,000	1,536,000
Ajay Gupta	200,000		6.74	6/18/2019
	60,000		7.13	1/15/2020
	75,000		5.8618	8/13/2020
	150,000		8.47	1/11/2021
	125,000		10.04	1/5/2022
	25,000		8.73	6/4/2022
	100,000	50,000	6.12	1/31/2023
	50,000	100,000	10.10	1/13/2024
	16,667	33,333	8.88	10/1/2024
		215,000	8.23	10/2/2025
					165,000	1,689,600
Raymond Pratt	150,000		8.93	5/1/2022
	100,000	50,000	6.12	1/31/2023
	50,000	100,000	10.10	1/13/2024
	16,667	33,333	8.88	10/1/2024
		215,000	8.23	10/2/2025
					165,000	1,689,600

(a)
Unvested options vest in three equal annual installments beginning one year after the grant date or immediately upon death, disability or a change in control.

(b)
Value was determined by multiplying the number of shares that have not vested by the closing price of our common shares as of December 31, 2015 ($10.24).

(c)
Restricted shares vest on May 10, 2017 and all shares vest immediately upon a change in control.

Option Exercises and Stock Vested

        The following table provides information with respect to options exercised by the NEOs and restricted stock held by NEOs that vested during 2015.

Option Exercises and Stock Vested for 2015

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(a)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(b)
Robert Chioini	375,000	1,792,500	300,000	2,975,000
Thomas Klema	93,750	571,875	140,000	1,407,700
Ajay Gupta	—	—	150,000	1,508,250
Raymond Pratt	—	—	150,000	1,508,250

(a)
Equals the stock price on the NASDAQ Stock Market on the exercise or transfer date minus the option exercise price multiplied by the number of shares acquired on exercise or, in the case of a transfer, that could be acquired on exercise.

(b)
Equals the stock price on the NASDAQ Stock Market on the vesting date multiplied by the number of shares acquired on vesting.

Director Compensation

        In 2015, in accordance with the Company's standard compensation program for non-employee directors, non-employee directors of the Company did not receive any cash compensation but received grants under the 2007 LTIP. No fees were paid for attendance at any Board or committee meetings, but the non-employee directors were reimbursed for their expenses incurred in attending Board and committee meetings in accordance with Company policy. Directors who are employed by the Company do not receive separate compensation for their service as a director.

        The making of grants under the 2007 LTIP and the terms of such grants are determined from time to time by the Compensation Committee. On October 2, 2015, each non-employee director received options to purchase 35,000 common shares at an exercise price equal to the closing market price on the grant date ($8.23) The options vest in three equal annual installments beginning one year after the date of grant and expire ten years after the date of grant. Also, for the first time, each non-employee director received an award of 15,000 shares of restricted stock that vests on May 10, 2017. The standard director compensation arrangement is under review by the Compensation Committee.

2015 Director Compensation

Name	Stock Awards ($)(a)	Option Awards ($)(b)	Total
Patrick J. Bagley	123,450	158,274	281,724
Ronald D. Boyd	123,450	158,274	281,724
Kenneth L. Holt	123,450	158,274	281,724

(a)
Aggregate grant date fair value is shown in the table and is computed in accordance with FASB ASC Topic 718. For these restricted stock awards, the fair value is equal to the underlying value of the stock and is calculated using the closing price of our common stock on the award date ($8.23). The actual value realized by a non-employee director related to restricted stock awards will depend on the market value of our common stock on the date the underlying stock is sold following vesting of the awards.

(b)
The amount in the table below represents the grant date fair value of such grants determined in accordance with FASB ASC Topic 718 using the Black Scholes option pricing model, excluding any forfeiture reserves. We assumed a dividend yield of 0.0%, risk free interest rate of 1.5%, volatility of 59% and expected lives of 10 years. The following table shows the number of unexercised options and the number of shares of unvested restricted stock held by each of the non-employee directors at December 31, 2015.

Name	Options Held	Restricted Stock Held
Patrick Bagley	355,000	15,000
Ronald Boyd	280,000	15,000
Kenneth Holt	355,000	15,000

PROPOSAL TO APPROVE 2016 LONG TERM INCENTIVE PLAN

        On April 5, 2016, our Board of Directors adopted the Rockwell Medical, Inc. 2016 Long Term Incentive Plan (the "2016 LTIP"), subject to shareholder approval at the Annual Meeting.

        The purpose of the 2016 LTIP is to promote the best interests of the Company and its shareholders by encouraging employees, non-employee directors and consultants of the Company and its subsidiaries to own stock and to align their interests with the interests of shareholders. We believe that the 2016 LTIP will enhance our ability to attract, motivate and retain qualified employees, directors and consultants, and will encourage strong performance through the grant of performance based awards. A copy of the 2016 LTIP was filed electronically with the SEC with this proxy statement. We suggest that you read the 2016 LTIP in its entirety for a more complete understanding of its terms.

Key Features of the 2016 LTIP

  •
  The Compensation Committee of the Board of Directors will administer the 2016 LTIP, determine who will receive awards and determine the terms of awards subject to the restrictions in the 2016 LTIP.

  •
  A total of 7,500,000 shares will be reserved for issuance under the 2016 LTIP. The 2007 LTIP will be terminated as to future grants if the 2016 LTIP is approved by shareholders.

  •
  All directors and employees, as well as certain consultants, are eligible to receive awards.

  •
  Awards may be in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards and incentive awards, and may be paid in cash, stock or, in some cases, other property.

  •
  Stock options and stock appreciation rights that are "underwater" may not be repriced without shareholder approval.

  •
  Stock options and stock appreciation rights may not be granted with an exercise price below fair market value at the date of grant and may not be exercised more than 10 years after the grant date.

  •
  Awards generally have a minimum one year vesting requirement, subject to certain events that trigger an earlier vesting.

  •
  Unless otherwise provided in the grant agreement, accelerated vesting will occur upon a change in control of the Company.

Background for the Current Request

        Our 2007 LTIP has only a limited number of shares available for future grants and, in any event, will not be available for use after April 11, 2017. If the 2016 LTIP is not approved by shareholders, our ability to attract, motivate and retain highly qualified talent would be materially curtailed and we would be forced to use more of our cash resources for compensation purposes. If our shareholders approve the 2016 LTIP, we will be able to grant awards from the 2016 LTIP through April 4, 2026, subject to availability of shares. We would also be able to continue making awards that are exempt from the million dollar cap on compensation deductions imposed by Code Section 162(m) on compensation paid to our most highly paid executive officers for five years without further shareholder approval.

Vote Required

        We are seeking shareholder approval of this proposal to comply with applicable rules of the NASDAQ Stock Market, to satisfy the requirements for deductibility of certain executive compensation paid pursuant to the 2016 LTIP under Section 162(m) of the Code and to qualify certain potential awards as incentive stock options under Code Section 422.

        Approval of the proposal to approve the 2016 LTIP requires the affirmative vote of a majority of the votes cast by the holders of common shares entitled to vote on the proposal. Abstentions and broker non-votes will not be deemed votes cast in determining approval of this proposal and will not have the effect of a vote for or against the proposal.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2016 LONG TERM INCENTIVE PLAN.

Description of the LTIP

Shares Subject to the 2016 LTIP

        We have reserved an aggregate of 7,500,000 shares of our common stock to be awarded under the 2016 LTIP. Up to 1,000,000 of these shares may be granted as incentive stock options. Each share granted counts as one share against the shares available under the 2016 LTIP. The 2016 LTIP includes a provision that none of the following may be added back to the plan limit for future awards: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding option, stock appreciation right or restricted stock unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any award; (iii) shares used to satisfy withholding taxes related to the vesting, exercise or settlement of any award; (iv) shares repurchased on the open market by the Company with the proceeds of the option exercise price; and (v) outstanding shares subject to a restricted stock award or performance share awards that have been forfeited. If any shares awarded under the 2016 LTIP are forfeited, cancelled, expire or otherwise terminate without issuance of such shares, the underlying common shares become available again under the 2016 LTIP and are not counted against the other grant limitations described above. To prevent dilution or enlargement of the rights of participants under the 2016 LTIP, appropriate adjustments will be made by the Committee (as defined under "Administration") if any change is made to our outstanding common shares by reason of any merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution, stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting our common stock or its value.

Participants

        All employees, directors and certain consultants who are selected by the Compensation Committee in its sole discretion from time to time are eligible to participate in the 2016 LTIP. Approximately 30 employees, 3 non-employee directors and 3 consultants would be eligible to participate in the 2016

LTIP if it were currently in place. The Compensation Committee may condition the grant of an award to an individual under the 2016 LTIP by requiring that the individual become an employee, director or consultant; provided, however, that the award is deemed granted as of the date that the individual becomes an employee, director or consultant. Because all awards under the 2016 LTIP will be determined by the Committee, in its sole discretion, it is not possible at this time to determine the awards that will be made to any particular employee, director or consultant under the 2016 LTIP in the future. No awards have been made under the 2016 LTIP to date.

Administration

        The 2016 LTIP is administered by the Compensation Committee, or any other committee or sub-committee of the Board designated by the Board from time to time. We sometimes refer to the committee administering the 2016 LTIP as the Committee in this section of the proxy statement. The Committee has the power to select participants who will receive awards, to make awards under the 2016 LTIP, to determine the terms and conditions of awards (subject to the terms and conditions of the 2016 LTIP) and to determine whether such terms and conditions have been satisfied. The Compensation Committee also has broad power to, among other things, interpret the terms of the 2016 LTIP and establish rules and regulations for the administration of the 2016 LTIP. In the case of awards designated as awards under Section 162(m) of the Code, the Committee's power to take certain actions will be limited by Section 162(m).

        Except in connection with certain corporation transactions involving a change in control, the Committee and the Board are not permitted to cancel outstanding options or stock appreciation rights and grant new awards as substitutes under the 2016 LTIP, amend outstanding options or stock appreciation rights to reduce the exercise price below the fair market value of the common shares on the original grant date or exchange outstanding options or stock appreciation rights for cash if the exercise price per share of such options or stock appreciation rights is greater than the fair market value per share as of the date of exchange, in each case without shareholder approval.

Types of Plan Awards and Limits

        The Committee may grant stock options, stock appreciation rights, restricted stock, restricted stock units and performance-based cash or stock awards under the 2016 LTIP. The terms of each award will be set forth in a written agreement with the recipient.

        Stock Options.    The Committee may grant incentive stock options and nonqualified stock options. No option may be exercised after the tenth anniversary of the date the option was granted. The exercise price of any option granted under the 2016 LTIP may not be less than the fair market value of our common shares on the grant date. As of the record date, the closing sale price per share of our common shares was $7.02. Payment upon exercise may be made (1) by cash or check, (2) by tendering shares of common stock to the Company, which are withheld from the option being exercised or are freely owned and held by the participant, (3) pursuant to a broker assisted cashless exercise, (4) by delivery of other consideration approved by the Committee with a fair market value equal to the exercise price or (5) by other means determined by the Committee. A payment method involving delivery or withholding of common shares may not be used if it would violate applicable law or would result in adverse accounting consequences for the Company. Options constituting incentive stock options may be granted only to employees of the Company and are subject to additional limitations imposed by the Code.

        Stock Appreciation Rights.    The Committee may grant stock appreciation rights pursuant to such terms and conditions as the Committee determines. No stock appreciation right may be granted with a term of more than ten years from the grant date. The exercise price may not be less than the fair market value of the common shares on the grant date. Upon exercise of a stock appreciation right, the participant will have the right to receive the excess of the aggregate fair market value of the underlying shares on the exercise date over the aggregate exercise price for the portion of the right being exercised, payable by the Company in cash or common shares. Any payment to be received from the participant may be made by the same methods permitted for stock option payments discussed above as specified in the grant agreement.

        Restricted Stock and Restricted Stock Units.    The Committee may grant shares of restricted stock and restricted stock units pursuant to such terms and conditions as the Committee determines. The restricted stock and restricted stock units will be subject to restrictions on transferability and alienation and other restrictions as the Committee may impose. The Committee may require payment of consideration for restricted stock granted under the 2016 LTIP, which may be payable in cash, stock or other property. Recipients of issued and outstanding restricted stock otherwise have the same rights as other shareholders, including all voting and dividend rights. Recipients of restricted stock units may receive dividend equivalent rights at the Committee's discretion. Restricted stock units are payable in common stock or cash as of the vesting date and must be paid no later than two and a half months after the end of the year in which the vesting date occurs in accordance with applicable tax rules.

        Performance Awards.    The Committee may grant performance awards on terms and conditions that the Committee determines. Performance awards consist of the right to receive cash, common shares or other property. The written agreement for each grant will specify the performance goals, the period over which the goals are to be attained, the payment schedule if the goals are attained and other terms as the Committee determines. In the case of performance shares, the participant will have the right to receive legended stock certificates subject to restrictions on transferability (or the shares may be issued in equivalent book value form). To the extent these shares are issued and outstanding, a participant will be entitled to vote those shares prior to satisfaction of the performance goals, and any dividends received may be (1) reinvested in additional performance shares, subject to the same goals and restrictions as the underlying award, (2) payable in cash upon satisfaction of the performance goals, subject to the same goals and restrictions as the underlying award, or (3) a combination thereof. In the case of performance units, the participant will receive an agreement that specifies the performance goals that must be satisfied prior to the Company issuing payment, which may be cash, common shares or other property. Performance awards must be paid no later than two and a half months after the end of the year in which vesting occurs in accordance with applicable tax rules.

        Incentive Awards.    The Committee may grant incentive awards on terms and conditions that the Committee determines. The determination for granting incentive awards may be based on the attainment of performance levels of the Company as established by the Committee. Incentive awards will be paid in cash, common shares or other property and will equal a percentage of the participant's base salary for the fiscal year, a fixed dollar amount or some other formula determined by the Committee. Payments will be made within two and a half months after the end of the fiscal year in which the award is no longer subject to a substantial risk of forfeiture, but only after the Committee determines that the performance goals were attained.

        Code Section 162(m) Performance Measure Awards.    Options and stock appreciation rights granted to employees under the 2016 LTIP are intended to satisfy the requirements of Code Section 162(m) and are deemed to have been designated by the Committee as Code Section 162(m) awards unless the award agreement specifies otherwise. Any other award granted to an employee participating in the 2016 LTIP that complies with certain additional requirements intended to satisfy the exemption for performance-based compensation under Section 162(m) shall be deemed to have been designated by the Committee as a Code Section 162(m) award unless the grant agreement specifies otherwise. The performance criteria will be one or more of the following objective performance goals, either individually, alternatively or in any combination, applied to either the Company as a whole or to a subsidiary, either individually, alternatively, or in any combination, and measured over a designated performance period, in each case as specified by the Committee in the grant agreement: earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pretax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis); sales/net sales; return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales); sales growth; gross profit margins; cash flow; operating cash flow; free cash flow; discounted cash flow; working capital; market capitalization; cash return on investment; return on capital; return on cost of capital; shareholder value; return on equity; total shareholder return; return on investment; economic value added; return on assets/net assets; stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow); stock price; total stock market capitalization; attainment of strategic or operational initiatives; and achievement of operational goals, including but not limited to obtaining FDA approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Company's portfolio of intellectual property.

        Subject to the adjustment provisions described above, with respect to awards designated or deemed designated as Code Section 162(m) awards, the 2016 LTIP limits grants to any one employee participant in any one fiscal year to 600,000 options, 600,000 stock appreciation rights, 400,000 restricted shares, 400,000 restricted stock units, 200,000 performance awards and 200,000 incentive awards. The 2016 LTIP further limits, with respect to awards designated or deemed designated as Code 162(m) awards, the dollar value payable to any one participant in any one fiscal year on restricted stock units, performance awards or incentive awards valued in property other than common shares to the lesser of $2 million or four times the participant's base salary in the fiscal year. These limitations are included for the sole purpose of qualifying the compensation for the exemption from the $1 million cap on deductibility under Section 162(m) of the Code and do not apply to the extent the Compensation Committee determines not to structure the grant to comply with the exemption.

Termination of Employment or Services

        Options and Stock Appreciation Rights.    Unless otherwise provided in the related grant agreement, if a participant's employment or services are terminated for any reason prior to the date that an option or stock appreciation right becomes vested, the right to exercise the option or stock appreciation right terminates and all rights cease unless otherwise provided in the grant agreement. If an option or stock appreciation right becomes vested prior to termination of employment or services for any reason other than the participant's death or disability, then the participant has the right to exercise the option or stock appreciation right to the extent it was exercisable upon termination before the earlier of three months after termination or the expiration of the option or stock appreciation right unless otherwise provided in the related grant agreement. If termination is due to the participant's death or disability, then the participant or his or her estate may exercise the option or stock appreciation right to the extent it was exercisable upon termination until its expiration date, subject to any limitations in the grant agreement. The Committee may, in its discretion, accelerate the participant's right to exercise an option or stock appreciation right, or extend the term of the option or stock appreciation right, subject to any other limitations.

        Restricted Stock, Restricted Stock Units, Performance Awards and Incentive Awards.    Unless otherwise provided in the related grant agreement, if a participant terminates employment or services for any reason, any portion of a restricted stock award, restricted stock unit award, performance award or incentive award that is not yet vested is generally forfeited to the Company (subject to a refund by the Company of any purchase price paid by the participant). Subject to Code Section 409A, the Committee may also waive or change the remaining conditions, goals or restrictions, or add additional conditions, goals or restrictions, with respect to such award except for restrictions on a Code Section 162(m) award. However, the Committee may, for Code Section 162(m) awards, provide that upon the participant's termination of employment prior to vesting due to death, disability or a change in control termination, that the award shall be deemed to have been vested on the terms determined by the Committee.

Limitations on Transfer of Awards

        In general, no award under the 2016 LTIP is transferable other than by will or the laws of descent and distribution. Stock options and stock appreciation rights may only be exercised by the participant during his or her lifetime. However, a participant may assign or transfer an award, other than an incentive stock option, with the consent of the Committee. All common shares subject to an award will contain a legend restricting the transferability of the shares pursuant to the terms of the 2016 LTIP, which can be removed when the restrictions have terminated, lapsed or been satisfied. If the shares are issued in book entry form, a notation to the same restrictive effect as the legend will be placed on the transfer agent's books.

Termination and Amendment

        No new awards may be granted under the 2016 LTIP on or after April 4, 2026. The Board may terminate or amend the 2016 LTIP or the granting of any awards under the 2016 LTIP at any time and the Committee may amend the terms of outstanding awards, but shareholder approval will be required for any amendment that materially increases benefits under the 2016 LTIP, increases the common shares available under the 2016 LTIP (except pursuant to the adjustment provisions of the 2016 LTIP), changes the eligibility provisions or modifies the 2016 LTIP in a manner requiring shareholder approval under any applicable stock exchange rule. An amendment to the 2016 LTIP will not, without the consent of the participant, materially and adversely affect the participant's outstanding awards except to qualify the awards for exemption under Section 409A of the Code, bring the 2016 LTIP into compliance with Section 409A of the Code, or as provided in the grant agreement.

Change in Control of the Company

        Awards under the 2016 LTIP are generally subject to special provisions upon the occurrence of a change in control transaction of the kind described in the 2016 LTIP. Under the 2016 LTIP, unless otherwise provided in the grant agreement, upon a change in control transaction (i) all outstanding options or stock appreciation rights immediately become fully vested and exercisable; (ii) any restriction period on any common shares immediately lapse and the shares become freely transferable; (iii) all performance goals are deemed to have been satisfied and any restrictions on any performance award immediately lapse and the awards become immediately payable; (iv) all performance measures are deemed to have been satisfied for any outstanding incentive award, which immediately become payable. The Committee may determine that upon a change in control, any outstanding option or stock appreciation right be cancelled in exchange for payment in cash, stock or other property for each vested share in an amount equal to the excess of the fair market value of the consideration to be paid in the change in control transaction over the exercise price. If we merge with another entity and the successor company assumes or substitutes for an award payable in common shares, the Committee may provide in the grant agreement or otherwise that such awards will not be accelerated as described above as long as the per share consideration is substantially equal to the per share consideration received by shareholders in the change in control transaction.

        Change in Control is defined in the 2016 LTIP to mean any of the following events:

  •
  A merger or consolidation with another entity that is not controlled by the Company and the Company is not the surviving corporation;

  •
  A merger or consolidation with another entity that is not controlled by the Company and the Company is the surviving corporation but its common shares are exchanged for cash, assets or securities of another entity;

  •
  A dissolution or liquidation of the Company;

  •
  A share exchange, reorganization or reclassification involving the Company resulting in holders of its common shares being entitled to receive stock, securities, cash or other assets with respect to or in exchange for their common shares of the Company and either (a) a majority of the Company's board members are replaced following the transaction or (b) neither the Company's common shares or any securities received in the transaction are registered under Section 12 of the Securities Exchange Act of 1934;

  •
  If any person, entity or group acquires (or has acquired during the 12 month period ending on the date of the most recent acquisition by such person, entity or group) ownership of the common shares possessing 35% or more of the total voting power;

  •
  If a majority of the members of the Company's Board are replace during any 12 month period by directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election; and

  •
  Certain changes in ownership of a substantial portion of the Company's assets.

  United States Federal Income Tax Consequences

        The following discussion is a summary of the federal income tax consequences relating to the grant and exercise of awards under the 2016 LTIP and the subsequent sale of common shares that will be acquired under the 2016 LTIP. Federal income tax laws and regulations are technical in nature and their application may vary in individual circumstances.

Nonqualified Stock Options

        There will be no federal income tax consequences to a participant or to the Company upon the grant of a nonqualified stock option. When the participant exercises a nonqualified option, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the option shares on the date of exercise over the exercise price, and we will be allowed a corresponding tax deduction subject to any applicable limitations under Section 162(m) of the Code. Any gain that a participant realizes when the participant later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the participant held the shares.

Incentive Stock Options

        There will be no federal income tax consequences to a participant or to the Company upon the grant of an incentive stock option. If the participant holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise of the option, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the participant disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, the participant will recognize taxable ordinary income in an amount equal to the difference between the exercise price and the lesser of the fair market value of the shares on the date of exercise or the disposition price, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code. Any amount received by the participant in excess of the fair market value on the exercise date will be taxed to the participant as capital gain, and we will receive no corresponding deduction. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be a tax preference item that could subject a participant to alternative minimum tax in the year of exercise.

Stock Appreciation Rights

        The participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock appreciation right is granted. When the participant exercises the stock appreciation right, the cash or fair market value of any common shares received will be taxable to the participant as ordinary income, and we will be allowed a federal income tax deduction equal to such amount, subject to any applicable limitations under Section 162(m) of the Code.

Restricted Stock Awards

        Unless a participant makes an election to accelerate recognition of income to the grant date as described below, the participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the common shares as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction, subject to any applicable limitations under Section 162(m) of the Code. If the participant files an election under Section 83(b) of the Code within 30 days after the grant date, the participant will recognize ordinary income as of the grant date equal to the fair market value of the stock as of that date, less any amount paid for the stock, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code. Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, such participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Unit Awards, Performance Awards and Incentive Awards

        A participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock unit award, performance award or incentive award is granted. When a participant receives payment under any such award, the amount of cash received and the fair market value of any shares of stock received will be ordinary income to the participant, and we will be allowed a corresponding tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Code.

Code Section 409A

        Section 409A of the Code has implications that affect traditional deferred compensation plans, as well as certain equity-based awards. Section 409A requires compliance with specific rules regarding the timing of exercise or settlement of equity-based awards. Individuals who hold awards are subject to the following penalties if the terms of such awards are not exempted from or do not comply with the requirements of Section 409A: (i) appreciation is includible in the participant's gross income for tax purposes once the awards are no longer subject to a "substantial risk of forfeiture" (e.g., upon vesting), (ii) the participant is required to pay interest at the IRS underpayment rate plus one percentage point commencing on the date an award subject to Section 409A is no longer subject to a substantial risk of forfeiture, and (iii) the participant incurs a 20% penalty tax on the amount required to be included in income. The 2016 LTIP and the awards granted thereunder are intended to be exempt from or conform to the requirements of Section 409A.

 PROPOSAL TO RATIFY SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016

Proposal to Ratify Selection of Auditors for 2016

        The Audit Committee of our Board of Directors has engaged Plante & Moran, PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2016, and is seeking ratification of such selection by our shareholders at the annual meeting. Plante & Moran, PLLC has audited our financial statements since 1998. Representatives of Plante & Moran, PLLC are expected to be present at the annual meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither our Bylaws nor other governing documents or law require ratification of the selection of our independent registered public accounting firm. However, the Audit Committee is submitting its selection of Plante & Moran, PLLC to our shareholders for ratification as a matter of good corporate practice and to help ensure that we will have the necessary quorum at our annual meeting. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Plante & Moran, PLLC. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our shareholders.

Independent Accountants

        The following table presents aggregate fees billed for each of the years ended December 31, 2015 and 2014 for professional services rendered by Plante & Moran, PLLC in the following categories:

	2015	2014
Audit Fees(a)	$214,724	$205,417
Audit-Related Fees(b)	13,560	13,375
Tax Fees(c)	126,153	110,575
All Other Fees	—	—

(a)
Consists of fees for the audit of our annual financial statements, review of our Form 10-K, review of our quarterly financial statements included in our Forms 10-Q, services provided in connection with our proxy statement and services in connection with other regulatory filings, including our registration statements filed with the SEC under the Securities Act of 1933 and our recent equity financing. Fees also include work in connection with Plante & Moran, PLLC's audit of our internal control over financial reporting.

(b)
Represents consultation on financial accounting and reporting matters.

(c)
Consists of tax return preparation and consulting fees.

        The Audit Committee of the Board does not consider the provision of the services described above by Plante & Moran, PLLC to be incompatible with the maintenance of Plante & Moran, PLLC's independence.

        Before Plante & Moran, PLLC is engaged by us to render audit or non-audit services, the engagement is approved by our Audit Committee. All of the services performed by Plante & Moran, PLLC for the Company during 2015 were pre-approved by the Audit Committee.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), requires our officers and directors, and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish us with copies of all Section 16(a) forms they file.

        Based solely on our review of the copies of the Forms 3, 4 and 5 and any amendments thereto received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that, since January 1, 2015, our officers and directors and persons who own more than ten percent of a registered class of our equity securities have timely complied with all filing requirements under Section 16(a) of the Exchange Act except that Mr. Holt, a director, filed a late Form 4 disclosing a total of six transactions and Mr. Bagley, a director, filed a late Form 4 disclosing a total of two transactions.

OTHER MATTERS

Annual Report

        A copy of the Annual Report to Shareholders for the year ended December 31, 2015, which includes our Annual Report Form 10-K, accompanies this proxy statement. We have filed an Annual Report on Form 10-K with the SEC. We will provide, without charge, to each person being solicited by this proxy statement, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2015. All such requests should be directed to Investor Relations, Rockwell Medical, Inc., 30142 Wixom Road, Wixom, Michigan 48393.

Shareholder Proposals

        Any proposal by a shareholder of the Company to be considered for inclusion in the proxy statement for the 2017 annual meeting must be received by Thomas E. Klema, our Secretary, by the close of business on December 19, 2016. Such proposals should be addressed to him at our principal executive offices and should satisfy the informational requirements applicable to shareholder proposals contained in the relevant SEC rules. If the date for the 2017 annual meeting is significantly different than the first anniversary of the 2016 annual meeting, Rule 14a-8 of the SEC provides for an adjustment to the notice period described above.

        For shareholder proposals not sought to be included in our proxy statement, Section 2.5 of our bylaws provides that, in order to be properly brought before the 2017 annual meeting, written notice of such proposal, along with the information required by Section 2.5, must be received by our Secretary at our principal executive offices no earlier than the close of business on February 2, 2017 and no later than March 4, 2017. If the 2017 annual meeting date has been significantly advanced or delayed from the first anniversary of the date of the 2016 annual meeting, then notice of such proposal must be given not later than the 90th day before the meeting or, if later, the 10th day after the first public disclosure of the date of the annual meeting. A proponent must also update the information provided in or with the notice at the times specified in our bylaws.

        Only persons who are shareholders both as of the giving of notice and the date of the shareholders meeting and who are eligible to vote at the shareholders meeting are eligible to propose business to be brought before a shareholders meeting. The proposing shareholder (or the shareholder's qualified representative) must attend the shareholders meeting in person and present the proposed business in order for the proposed business to be considered.

Householding

        We have adopted a procedure approved by the SEC called "householding." Under this procedure, certain shareholders of record who have the same address and last name will receive only one copy of our notice of annual meeting of shareholders, proxy statement, and accompanying documents, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure is intended to reduce our printing costs and postage fees.

        Shareholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect other mailings.

        If you are eligible for householding, but you and other shareholders of record with whom you share an address currently receive multiple copies of the notice of annual meeting of shareholders, proxy statement and accompanying documents, or if you hold common shares in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact the Company's Secretary at 30142 Wixom Road, Wixom, Michigan 48393, or by telephone at (248) 960-9009.

        If you participate in householding and wish to receive a separate copy of the notice of annual meeting of shareholders, proxy statement and the accompanying documents, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact the Company's Secretary as indicated above.

        Beneficial owners can request information about householding from their banks, brokers or other holders of record.

Other Business

        Neither we nor the members of our Board of Directors intend to bring before the annual meeting any matters other than those set forth in the notice of annual meeting of shareholders, and we and they have no present knowledge that any other matters will be presented for action at the meeting by others. If any other matters properly come before such meeting, however, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment.

By Order of the Board of Directors,

Thomas E. Klema
Secretary

Wixom, Michigan
April 18, 2016

Annex A

ROCKWELL MEDICAL, INC.

2016 LONG TERM INCENTIVE PLAN

I. GENERAL PROVISIONS

1.1 Establishment. On April 5, 2016, the Board adopted the Plan, subject to the approval of shareholders at the Corporation’s annual meeting of shareholders on June 2, 2016.

1.2 Purpose. The purpose of the Plan is to (a) promote the best interests of the Corporation and its shareholders by encouraging Employees, Directors and Consultants of the Corporation and its Subsidiaries to acquire an ownership interest in the Corporation by granting stock-based Awards, thus aligning their interests with those of shareholders, and (b) enhance the ability of the Corporation and its Subsidiaries to attract, motivate and retain qualified Employees, Directors and Consultants. It is the further purpose of the Plan to authorize certain Awards that will constitute performance based compensation, as described in Code Section 162(m) and regulations thereunder.

1.3 Plan Duration. Subject to shareholder approval, the Plan shall become effective on April 5, 2016 and shall continue in effect until its termination by the Board; provided, however, that no new Awards may be granted on or after April 4, 2026.

1.4 Definitions and Interpretations. Whenever the words “include,” “includes” or “including” are used, they shall be understood to be followed by the words “without limitation.” Article and Section references in the Plan shall be to Articles and Sections of the Plan unless otherwise noted.  As used in this Plan, the following terms have the meaning described below:

(a) “Agreement” means the written document that sets forth the terms of a Participant’s Award.

(b) “Award” means any form of Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award, Incentive Award or other award granted under the Plan.

(c) “Board” means the Board of Directors of the Corporation.

(d) “Cause” means (i) if a Participant is a party to a written employment agreement with the Corporation or a Subsidiary, “Cause” as defined in such agreement, as in effect from time to time, and (ii) in all other cases, (A) a Participant’s continued failure substantially to perform Participant’s duties to the Corporation or its affiliates (other than as a result of total or partial incapacity due to physical or mental illness) for a period of 10 days following written notice by the Corporation to Participant of such failure, (B) dishonesty in the performance of Participant’s duties, (C) Participant’s conviction of, or plea of nolo contendere to a crime constituting (x) a felony under the laws of the United States or any state thereof, or (y) a misdemeanor involving moral turpitude, (D) Participant’s willful malfeasance or willful misconduct in connection with Participant’s duties or any act or omission which is injurious to the financial condition or business reputation of the Corporation or its affiliates, or (E) Participant’s breach of any non-compete or confidentiality obligations to the Corporation or its affiliates.

(e) “Change in Control” means the occurrence of any of the following events:

(i) If the Corporation consolidates with or merges into any other corporation or other entity that is not controlled by or under common control with the Corporation, and the Corporation is not the continuing or surviving entity of such consolidation or merger;

(ii) If the Corporation permits any other corporation or other entity that is not controlled by or under common control with the Corporation to consolidate with or merge into the Corporation and the Corporation is the continuing or surviving entity but, in connection with such consolidation or merger, the Common Stock is changed into or exchanged for stock or other securities of any other corporation or other entity or cash or any other assets;

(iii) If the Corporation dissolves or liquidates;

(iv) If the Corporation effects a share exchange, capital reorganization or reclassification transaction in such a way that (A) holders of Common Stock shall be entitled to receive stock, securities, cash or other assets with respect to or in exchange for the Common Stock, and (B) (x) neither the Common Stock nor the consideration received in such transaction is a class of equity securities registered under Section 12 of the Exchange Act following such transaction or (y) a majority of members on the Corporation’s Board are replaced in connection with such transaction;

(v) If any one person, or more than one person acting as a group (as determined in accordance with Code Section 409A and regulations thereunder), acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of Common Stock possessing 35 percent or more of the total voting power of the Common Stock;

(vi) If a majority of members on the Corporation’s Board are replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election (provided that for purposes of this paragraph, the term Corporation refers solely to the “relevant” corporation, as defined in Code Section 409A and regulations thereunder, for which no other corporation is a majority shareholder); or

(vii) If there is a change in the ownership of a substantial portion of the Corporation’s assets, which shall occur on the date that any one person, or more than one person acting as a group (within the meaning of Code Section 409A and regulations thereunder) acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Corporation that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

As used in this paragraph, the term “person” shall include individuals and entities.

(f) “Code” means the Internal Revenue Code of 1986, as amended.

(g) “Code Section 162(m) Award” means an Award which is designated (or deemed designated) by the Committee pursuant to Section 7.1 to satisfy the requirements of Code Section 162(m) and regulations thereunder (to the extent applicable) for exemption from the limitation on compensation expense deductions.

(h) “Committee” means the Compensation Committee of the Board, or any other committee or sub-committee of the Board, designated by the Board from time to time, comprised solely of two or more Directors who are “non-employee directors,” as defined in Rule 16b-3 of the Exchange Act, “outside directors” as defined in Code Section 162(m) and regulations thereunder, and “independent directors” for purposes of the rules and regulations of the Stock Exchange. However, the fact that a Committee member shall fail to qualify under any of these requirements shall not invalidate any Award made by the Committee if the Award is otherwise validly made under the Plan. The members of the Committee shall be appointed by, and may be changed at any time and from time to time, at the discretion of the Board.

(i) “Common Stock” means shares of the Corporation’s authorized common stock.

(j) “Consultant” means a consultant or advisor (other than as an Employee or Director) to the Corporation or a Subsidiary; provided that such person is an individual who (1) renders bona fide services that are not in connection with the offer and sale of the Corporation’s securities in a capital-raising transaction, and (2) does not promote or maintain a market for the Corporation’s securities.

(k) “Corporation” means Rockwell Medical, Inc., a Michigan corporation.

(l) “Director” means an individual, other than an Employee, who has been elected or appointed to serve as a member of the Board.

(m) “Disability” means total and permanent disability, as defined in Code Section 22(e); provided, however, that for purposes of a Code Section 409A distribution event, “disability” shall be defined under Code Section 409A and regulations thereunder.

(n) “Dividend Equivalent” means a credit, made at the discretion of the Committee or as otherwise provided by the Plan, to the account of a Participant in an amount equal to the cash dividend paid on one share of Common Stock for each share of Common Stock represented by an Award held by such Participant. Dividend Equivalents shall not be paid on Option or Stock Appreciation Right Awards.

(o) “Employee” means an individual who has an “employment relationship” with the Corporation or a Subsidiary, as defined in Treasury Regulation 1.421-1(h), and the term “employment” means employment with the Corporation or a Subsidiary.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

(q) “Fair Market Value” means for purposes of determining the value of Common Stock on the Grant Date, the closing price per share of the Common Stock on the Stock Exchange on the Grant Date. In the event that there are no Common Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Common Stock transactions. Unless otherwise specified in the Plan, “Fair Market Value” for purposes of determining the value of Common Stock on the date of exercise or Vesting means the closing price of the Common Stock on the Stock Exchange on the last date preceding the date of exercise or Vesting on which there were Common Stock transactions.  If the Common Stock is not listed on a Stock Exchange on the relevant date, the Fair Market Value shall be determined by the Committee in good faith and in accordance with Code Section 409A and regulations thereunder.

(r) “Grant Date” means the date on which the Committee authorizes an Award, or such later date as shall be designated by the Committee.

(s) “Incentive Award” means an Award that is granted in accordance with Article VI.

(t) “Incentive Stock Option” means an Option granted pursuant to Article II that is intended to meet the requirements of Code Section 422.

(u) “Nonqualified Stock Option” means an Option granted pursuant to Article II that is not an Incentive Stock Option.

(v) “Option” means either an Incentive Stock Option or a Nonqualified Stock Option.

(w) “Participant” means an Employee, Director or Consultant who is designated by the Committee to participate in the Plan or otherwise receives an Award.

(x) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Article V.

(y) “Performance Measures” means the measures of performance of the Corporation and its Subsidiaries used to determine a Participant’s entitlement to an Award under the Plan. Such performance measures shall have the same meanings as used in the Corporation’s financial statements, or, if such terms are not used in the Corporation’s financial statements, they shall have the meaning applied pursuant to generally accepted accounting principles, or as used generally in the Corporation’s industry. Performance Measures shall be calculated with respect to the Corporation and each Subsidiary consolidated therewith for financial reporting purposes or such division or other business unit as may be selected by the Committee. For purposes of the Plan, the Performance Measures shall be calculated in accordance with generally accepted accounting principles, but, unless otherwise determined by the Committee, prior to the accrual or payment of any Award under this Plan for the same performance period and excluding the effect (whether positive or negative) of any change in accounting standards or any extraordinary, unusual or nonrecurring item, as determined by the Committee, occurring after the establishment of the performance goals. Performance Measures shall be one or more of the following, or a combination of any of the following, on an absolute or peer group comparison, as determined by the Committee:

•              earnings (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, or cash earnings, or earnings as adjusted by excluding one or more components of earnings, including each of the above on a per share and/or segment basis);

•              sales/net sales;

•              return on net sales (as measured by net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, operating cash flow or cash earnings as a percentage of net sales);

•              sales growth;

•              gross profit margins:

•              cash flow;

•              operating cash flow;

•              free cash flow;

•              discounted cash flow;

•              working capital;

•              market capitalization;

•              cash return on investment;

•              return on capital;

•              return on cost of capital;

•              shareholder value;

•              return on equity;

•              total shareholder return;

•              return on investment;

•              economic value added;

•              return on assets/net assets;

•              stock trading multiples (as measured against investment, net income, gross profit, operating income, operating income before interest, EBIT, EBITA, EBITDA, pre-tax income, cash earnings or operating cash flow);

•              stock price;

•              total stock market capitalization;

•              attainment of strategic or operational initiatives;

•              achievement of operational goals, including obtaining federal Food and Drug Administration approval to market new products, development of new markets or market segments, implementation of infrastructure improvements and increasing the Corporation’s portfolio of intellectual property.

(z) “Performance Share” means any grant pursuant to Article V and Section 5.2(b)(i).

(aa) “Performance Unit” means any grant pursuant to Article V and Section 5.2(b)(ii).

(bb) “Plan” means the Rockwell Medical, Inc. 2016 Long Term Incentive Plan, the terms of which are set forth herein, and any amendments thereto.

(cc) “Restriction Period” means the period of time during which a Participant’s Restricted Stock or Restricted Stock Unit is subject to restrictions and is nontransferable.

(dd) “Restricted Stock” means Common Stock granted pursuant to Article IV that is subject to a Restriction Period.

(ee) “Restricted Stock Unit” means a right granted pursuant to Article IV to receive Restricted Stock, Common Stock or cash.

(ff) “Securities Act” means the Securities Act of 1933, as amended.

(gg) “Stock Appreciation Right” means the right to receive a cash or Common Stock payment from the Corporation, in accordance with Article III of the Plan.

(hh) “Stock Exchange” means the principal national securities exchange on which the Common Stock is listed for trading, or, if the Common Stock is not listed for trading on a national securities exchange, such other recognized trading market upon which the largest number of shares of Common Stock has been traded in the aggregate during the last 20 days before the applicable date.

(ii) “Subsidiary” means a corporation or other entity defined in Code Section 424(f).

(jj) “Substitute Awards” shall mean Awards granted or shares issued by the Corporation in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, by a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines.

(kk) “Vested” or “Vesting” means the extent to which an Award granted or issued hereunder has become exercisable or any applicable Restriction Period has terminated or lapsed in accordance with the Plan and the terms of any respective Agreement pursuant to which such Award was granted or issued, or has become payable in whole or in part due to the satisfaction of performance goal(s) set forth in the respective Agreement pursuant to which such Award was granted or issued.

1.5 Administration.

(a) The Plan shall be administered by the Committee. The Committee shall interpret the Plan, prescribe, amend, and rescind rules and regulations relating to the Plan, and make all other determinations necessary or advisable for its administration. The decision of the Committee on any question concerning the interpretation of the Plan or its administration with respect to any Award granted under the Plan shall be final and binding upon all Participants. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award hereunder.

(b) In addition to any other powers set forth in the Plan and subject to Code Section 409A and the provisions of the Plan (and in the case of any Code Section 162(m) Awards, subject to the requirements of Code Section 162(m) and regulations thereunder), the Committee shall have the full and final power and authority, in its discretion to:

(i) Amend, modify, or cancel any Award, or to waive any restrictions or conditions applicable to any Award or any shares acquired pursuant thereto;

(ii) Accelerate, continue, or defer the exercisability or Vesting of any Award or any shares acquired pursuant thereto;

(iii) Authorize, in conjunction with any applicable deferred compensation plan of the Corporation, that the receipt of cash or Common Stock subject to any Award under this Plan may be deferred under the terms and conditions of such deferred compensation plan;

(iv) Determine the terms and conditions of Awards granted to Participants and whether such terms and conditions have been satisfied, including as required in Section 7.2; and

(v) Establish such other Awards, besides those specifically enumerated in the Plan, which the Committee determines are consistent with the Plan’s purposes.

1.6 Participants. Participants in the Plan shall be such Employees, Directors and Consultants of the Corporation and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee may grant Awards to an individual upon the condition that the individual become an Employee, Director or Consultant of the Corporation or of a

Subsidiary, provided that the Award shall be deemed to be granted only on the date that the individual becomes an Employee, Director or Consultant, as applicable.

1.7 Stock.

(a) The Corporation has reserved 7,500,000 shares of the Corporation’s Common Stock for issuance pursuant to stock-based Awards. Up to 1,000,000 of the reserved shares may be granted as Incentive Stock Options under the Plan.  All amounts in this Section 1.7 shall be adjusted, as applicable, in accordance with Article IX.  Each share of Common Stock subject to any Award shall be counted against the aggregate reserved share limit as one share.

(b) The shares subject to any portion of an Award that is forfeited, cancelled, or expires or otherwise terminates without issuance of such shares, or is settled for cash or otherwise does not result in the issuance of all or a portion of the shares subject to such Award shall, to the extent of such forfeiture, cancellation, expiration, termination, cash settlement or non-issuance, again be available for issuance pursuant to Awards under the Plan and shall not be counted against the other limitations in Section 1.7(a).

(c) For the avoidance of doubt, the following shares of Common Stock, however, may not again be made available for issuance as Awards under the Plan: (i) the full number of shares not issued or delivered as a result of the net settlement of an outstanding Option, Stock Appreciation Right or Restricted Stock Unit, regardless of the number of shares actually used to make such settlement; (ii) shares used to pay the exercise price or for settlement of any Award; (iii) shares used to satisfy withholding taxes related to the Vesting, exercise or settlement of any Award; (iv) shares repurchased on the open market by the Corporation with the proceeds of the option exercise price; and (v) outstanding shares subject to a Restricted Stock Award or Performance Share Award that have been forfeited or cancelled.

(d) Substitute Awards shall not reduce the shares reserved for issuance under the Plan or authorized for grant to a Participant in any fiscal year. Additionally, in the event that a company acquired by the Corporation or any Subsidiary or with which the Corporation or any Subsidiary combines has shares available under a pre-existing plan approved by shareholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the shares authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could no longer have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors or an affiliate of the Corporation or its Subsidiaries prior to such acquisition or combination.

1.8 Repricing. Except as provided in Section 9.1, without the affirmative vote of holders of a majority of the shares of Common Stock cast in person or by proxy at a meeting of the shareholders of the Corporation at which a quorum representing a majority of all outstanding shares is present or represented by proxy, neither the Board nor the Committee shall approve a program providing for (a) the cancellation of outstanding Options and/or Stock Appreciation Rights and the grant in substitution therefor of any new Options and/or Stock Appreciation Rights under the Plan having a lower exercise price than the Fair Market Value of the underlying Common Stock on the original Grant Date, (b) the amendment of outstanding Options and/or Stock Appreciation Rights to reduce the exercise price thereof below the Fair Market Value of the underlying Common Stock on the original Grant Date, or (c) the exchange of outstanding Options or Stock Appreciation Rights for cash or other Awards if the exercise price per share of such Options or Stock Appreciation Rights is greater than the Fair Market Value per share as of the date of exchange. This Section shall not be construed to apply to “issuing or assuming a stock option in a transaction to which section 424(a) applies,” within the meaning of Code Section 424.

II. STOCK OPTIONS

2.1 Grant of Options. The Committee, at any time and from time to time, subject to the terms and conditions of the Plan, may grant Options to such Participants and for such number of shares of Common Stock as it shall designate, and shall determine the general terms and conditions, which shall be set forth in a Participant’s Agreement. Any Participant may hold more than one Option under the Plan and any other plan of the Corporation or Subsidiary.  No Option granted hereunder may be exercised after the tenth anniversary of the Grant Date. The Committee may designate any Option granted as either an Incentive Stock Option or a Nonqualified Stock Option, or the Committee may designate a portion of an Option as an Incentive Stock Option or a Nonqualified Stock Option. Unless otherwise provided in a Participant’s Agreement, any Options granted pursuant to the Plan to an Employee Participant are intended to satisfy the requirements of Code Section 162(m) and regulations thereunder (to the extent applicable) and shall be deemed to have been designated by the Committee as Code Section 162(m) Awards.

2.2 Incentive Stock Options. Any Option intended to constitute an Incentive Stock Option shall comply with the requirements of this Section 2.2. An Incentive Stock Option may only be granted to an Employee. No Incentive Stock Option shall be granted with an exercise price below the Fair Market Value of Common Stock on the Grant Date nor with an exercise term that extends beyond ten years from the Grant Date. An Incentive Stock Option shall not be granted to any Participant who owns (within the meaning of Code Section 424(d)) stock of the Corporation or any Subsidiary possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or a Subsidiary unless, at the Grant Date, the exercise price for the Option is at least 110% of the Fair Market Value of the shares subject to the Option and the Option, by its terms, is not exercisable more than five years after the Grant Date. The aggregate Fair Market Value of the underlying Common Stock (determined at the Grant Date) as to which Incentive Stock Options granted under the Plan (including a plan of a Subsidiary) may first be exercised by a Participant in any one calendar year shall not exceed $100,000. To the extent that an Option intended to constitute an Incentive Stock Option shall violate the foregoing $100,000 limitation (or any other limitation set forth in Code Section 422), the portion of the Option that exceeds the $100,000 limitation (or violates any other Code Section 422 limitation) shall be deemed to constitute a Nonqualified Stock Option.

2.3 Exercise Price. The Committee shall determine the per share exercise price for each Option granted under the Plan. No Option may be granted with an exercise price below 100% of the Fair Market Value of Common Stock on the Grant Date.

2.4 Payment for Option Shares.

(a) The purchase price for shares of Common Stock to be acquired upon exercise of an Option granted hereunder shall be paid in full in cash or by personal check, bank draft or money order at the time of exercise; provided, however, that in lieu of such form of payment, unless otherwise provided in a Participant’s Agreement, payment may be made by (i) tendering shares of Common Stock to the Corporation, which are withheld from the Option being exercised in a “net exercise” transaction, or are freely owned and held by the Participant independent of any restrictions or hypothecations; (ii) delivery to the Corporation of a properly executed exercise notice, acceptable to the Corporation, together with irrevocable instructions to the Participant’s broker to deliver to the Corporation sufficient cash to pay the exercise price and any applicable income and employment withholding taxes, in accordance with a written agreement between the Corporation and the brokerage firm; (iii) delivery of other consideration approved by the Committee having a Fair Market Value on the exercise date equal to the total purchase price; (iv) other means determined by the Committee; or (v) any combination of the foregoing.

(b) “Net exercise,” as such term is used in the Plan, shall mean an exercise of an Option pursuant to which, upon delivery to the Corporation of written notice of exercise, the consideration received in payment for the exercise of the Option shall be the cancellation of a portion of the Option and the Corporation shall become obligated to issue the “net number” of shares of Common Stock determined according to the following formula:

((A x B) - (A x C))

B

For purposes of the foregoing formula:

A = the total number of shares with respect to which such Option is then being exercised (which, for the avoidance of doubt, shall include both the number of shares to be issued to the exercising Participant and the number of shares subject to the portion of the Option to be cancelled in payment of the exercise price).

B= the Stock Exchange closing price for the Common Stock on the last date on which there were Common Stock transactions preceding the date of the Corporation’s receipt of the exercise notice.

C= the exercise price in effect at the time of such exercise.

If the foregoing formula would yield a number of shares to be issued that is not a whole number, any such fraction shall be rounded down and disregarded. The shares underlying the exercised portion of the Option that are not issued pursuant to the foregoing formula, along with the corresponding portion of the Option, shall be considered cancelled and no longer subject to exercise.

(c) Notwithstanding the foregoing, an Option may not be exercised by delivery to or withholding by the Corporation of shares of Common Stock to the extent that such delivery or withholding (i) would constitute a violation of the provisions of any law or regulation (including the Sarbanes-Oxley Act of 2002), or (ii) if there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles. Until a Participant has been issued a certificate or certificates for the shares of Common Stock so purchased (or the book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian), he or she shall possess no rights as a record holder with respect to any such shares.

III. STOCK APPRECIATION RIGHTS

3.1 Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted, held and exercised in such form and upon such general terms and conditions as determined by the Committee. A Stock Appreciation Right may be granted to a Participant with respect to such number of shares of Common Stock of the Corporation as the Committee may determine. No Stock Appreciation Right shall be granted with an exercise term that extends beyond ten years from the Grant Date.  Unless otherwise provided in a Participant’s Agreement, Stock Appreciation Rights granted pursuant to the Plan to an Employee Participant are intended to satisfy the requirements of Code Section 162(m) and regulations thereunder (to the extent applicable) and shall be deemed to have been designated by the Committee as Code Section 162(m) Awards.

3.2 Exercise Price. The Committee shall determine the per share exercise price for each Stock Appreciation Right granted under the Plan; provided, however, that the exercise price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of the shares of Common Stock covered by the Stock Appreciation Right on the Grant Date.

3.3 Exercise of Stock Appreciation Rights. A Stock Appreciation Right shall be deemed exercised upon receipt by the Corporation of written notice of exercise from the Participant. The Committee shall specify in a Participant’s Agreement whether any payment required from Participant upon exercise shall be made in cash or shares of Common Stock, any combination thereof or by any other applicable method set forth in Section 2.4(a).

3.4 Stock Appreciation Right Payment. Upon exercise of a Stock Appreciation Right, a Participant shall be entitled to payment from the Corporation, in cash, shares, or partly in each (as determined by the Committee in accordance with any applicable terms of the Agreement), of an amount equal to the difference between (a) the aggregate Fair Market Value on the exercise date for the specified number of shares being exercised, and (b) the aggregate exercise price for the specified number of shares being exercised.

3.5 Maximum Stock Appreciation Right Amount Per Share. The Committee may, at its sole discretion, establish (at the time of grant) a maximum amount per share which shall be payable upon the exercise of a Stock Appreciation Right, expressed as a dollar amount.

IV. RESTRICTED STOCK AND RESTRICTED STOCK UNITS

4.1 Grant of Restricted Stock and Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Awards of Restricted Stock and Restricted Stock Units under the Plan to such Participants and in such amounts as it shall determine.

4.2 Terms of Awards. Each Award of Restricted Stock or Restricted Stock Units shall be evidenced by an Agreement that shall specify the terms of the restrictions, including the Restriction Period, the number of shares of Common Stock or units subject to the Award, the purchase price for the shares of Restricted Stock, if any, the form of consideration that may be used to pay the purchase price of the Restricted Stock, including those specified in Section 2.4, and such other general terms and conditions, including performance goal(s), as the Committee shall determine.

4.3 Transferability. Except as provided in this Article IV and Section 10.3 of the Plan, the shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units granted hereunder may not be transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Restriction Period or for such period of time as shall be established by the Committee and specified in the applicable Agreement, or upon the earlier satisfaction of other conditions as specified by the Committee in its sole discretion and as set forth in the applicable Agreement.

4.4 Other Restrictions. The Committee shall impose such other restrictions on any shares of Common Stock subject to an Award of Restricted Stock or Restricted Stock Units under the Plan as it may deem advisable including restrictions under applicable federal or state securities laws, and the issuance of a legended certificate of Common Stock representing such shares to give appropriate notice of such restrictions (or, if issued in book entry form, a notation with similar restrictive effect with respect to the book entry representing such shares). Subject to Code Section 409A, the Committee shall have the discretion to waive the applicable Restriction Period with respect to all or any part of the Common Stock subject to an Award of Restricted Stock or Restricted Stock Units that has not been designated (or deemed designated) a Code Section 162(m) Award.

4.5 Voting Rights. During the Restriction Period, Participants holding issued and outstanding shares of Common Stock subject to an Award of Restricted Stock may exercise full voting rights with respect to the Restricted Stock while such Award remains outstanding.

4.6 Dividends and Dividend Equivalents.

(a) Except as set forth below or in a Participant’s Agreement, a Participant shall be entitled to receive all dividends and other distributions paid with respect to issued and outstanding shares of Common Stock subject to an Award of Restricted Stock, while such Award remains outstanding. If any dividends or distributions are paid in shares of Common Stock during the Restriction Period applicable to an Award of Restricted Stock, the dividend or other distribution shares shall be subject to the same restrictions on transferability as the shares of Common Stock with respect to which they were paid.

(b) The Committee, in its discretion, may provide in the Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to receive Dividend Equivalents with respect to the payment of cash dividends on Common Stock having a record date prior to the date on which Restricted Stock Units held by such Participant are settled. Such Dividend Equivalents, if any, shall be paid by crediting the Participant with additional Restricted Stock Units as of the date of payment of such cash dividends on Common Stock. The number of additional Restricted Stock Units to be so credited shall be determined by dividing (i) the amount of cash dividends paid on such date with respect to the number of shares of Common Stock represented by the Restricted Stock Units previously credited to the Participant as of the record date of such dividend, by (ii) the Fair Market Value per share of Common Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time or times (or as soon thereafter as practicable) as the corresponding Restricted Stock Units on which the Dividend Equivalent was paid. In the event of a dividend or distribution paid in shares of Common Stock or any other adjustment made upon a change in the capital structure of the Corporation as described in Article IX, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Restricted Stock Unit Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Restricted Stock Unit Award.

4.7 Settlement of Restricted Stock Unit Awards. If a Restricted Stock Unit Award is payable in Common Stock, the Corporation shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Award Vest or on such other date determined by the Committee, in its discretion, and set forth in the Agreement, one share of Common Stock and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 9.1 for each Restricted Stock Unit then becoming Vested or otherwise to be settled on such date, subject to the withholding of applicable taxes.  Notwithstanding any other provision in this Plan to the contrary, any Restricted Stock Unit Award, whether settled in Common Stock, cash or other property, shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Award Vests.

V. PERFORMANCE AWARDS

5.1 Grant of Performance Awards. The Committee, in its discretion, may grant Performance Awards to Participants and may determine, on an individual or group basis, the performance goal(s) to be attained pursuant to each Performance Award.

5.2 Terms of Performance Awards.

(a) Performance Awards shall consist of rights to receive cash, Common Stock, other property or a combination thereof, if designated performance goal(s) are achieved. The terms of a Participant’s Performance Award shall be set forth in a Participant’s Agreement. Each Agreement shall specify the performance goal(s), which may include the Performance Measures, applicable to a particular Participant or group of Participants, the period over which the targeted goal(s) are to be attained, the payment schedule if the goal(s) are attained, and any other terms as the Committee shall determine and conditions applicable to an individual Performance Award. Subject to Code Section 409A, the Committee, in its discretion, may waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment of a Performance Award that has not been designated (or deemed designated) a Code Section 162(m) Award.

(b) Performance Awards may be granted as Performance Shares or Performance Units, at the discretion of the Committee.  Performance Awards shall be paid no later than two and a half months after the later of the end of the fiscal or calendar year in which the Performance Award is no longer subject to a substantial risk of forfeiture.

(i) In the case of Performance Shares, a legended certificate of Common Stock shall be issued in the Participant’s name, restricted from transfer prior to the satisfaction of the designated performance goal(s) and restrictions (or shares may be issued in book entry form with a notation having similar restrictive effect with respect to the book entry representing such shares), as determined by the Committee and specified in the Participant’s Agreement. Prior to satisfaction of the performance goal(s) and restrictions, the Participant shall be entitled to vote the Performance Shares to the extent such shares are issued and outstanding. Further, any dividends paid on such shares during the performance period shall, as provided in the Participant’s Agreement, (A) be reinvested on behalf of the Participant in additional Performance Shares under the Plan, and such additional shares shall be subject to the same performance goal(s) and restrictions as the other shares under the Performance Share Award; (B) be payable in cash upon satisfaction of, and subject to the same performance goal(s) and restrictions as the underlying shares for the Performance Share Award; or (C) be provided in a combination thereof.

(ii) In the case of Performance Units, the Participant shall receive an Agreement from the Committee that specifies the performance goal(s) and restrictions that must be satisfied before the Corporation shall issue the payment, which may be cash, a designated number of shares of Common Stock, other property, or a combination thereof. If provided in the Participant’s Agreement, the Participant may receive Dividend Equivalents, which shall (A) be reinvested on behalf of the Participant in additional Performance Units (based on the Fair Market Value per share of Common Stock on the record date of the corresponding dividend) subject to the same performance goal(s) and restrictions as the underlying Performance Units on which the Dividend Equivalents were paid; (B) be payable in cash upon satisfaction of, and subject to the same performance goal(s) and restrictions as the underlying shares for the Performance Share Award; or (C) be provided in a combination thereof.  In the event of a dividend or distribution paid in shares of Common Stock or any other event described in Article IX, appropriate adjustments shall be made in the Participant’s Performance Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Common Stock issuable upon settlement of the Performance Unit Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same restrictions as are applicable to the Performance Unit Award.

VI. INCENTIVE AWARDS

6.1 Grant of Incentive Awards.

(a) The Committee, at its discretion, may grant Incentive Awards to such Participants as it may designate from time to time. The terms of a Participant’s Incentive Award shall be set forth in the Participant’s individual Agreement and/or in any separate program(s) authorized by the Committee. Each Agreement and/or separate program shall specify such other terms and conditions as the Committee shall determine.

(b) The determination of Incentive Awards for a given year or years may be based upon the attainment of specified levels of Corporation or Subsidiary performance as measured by pre-established, objective performance criteria determined at the discretion of the Committee, including any or all of the Performance Measures.

(c) The Committee shall (i) select those Participants who shall be eligible to receive an Incentive Award, (ii) determine the performance period, (iii) determine target levels of performance, and (iv) determine the level of Incentive Award to be paid to each selected Participant upon the achievement of each performance level. The Committee generally shall make the foregoing determinations prior to the commencement of services to which an Incentive Award relates (or by such later date as may be permitted under the deduction limitation exemption provisions of Code Section 162(m) and regulations thereunder), to the extent applicable, and while the outcome of the performance goals and targets is uncertain.

6.2 Payment of Incentive Awards.

(a) Incentive Awards shall be paid in cash, shares of Common Stock or other property, at the discretion of the Committee. Payments shall be made following a determination by the Committee that the performance targets were attained and shall be made no later than two and a half months after the later of the end of the fiscal or calendar year in which the Incentive Award is no longer subject to a substantial risk of forfeiture.

(b) The amount of an Incentive Award to be paid upon the attainment of each targeted level of performance shall equal a percentage of a Participant’s base salary for the fiscal year, a fixed dollar amount, or such other formula, as determined by the Committee.

VII. CODE SECTION 162(M) AWARDS

7.1 Awards Granted Under Code Section 162(m).

(a) Unless otherwise provided in a Participant’s Agreement, any Options or Stock Appreciation Rights granted to an Employee Participant pursuant to the Plan are intended to satisfy the performance based compensation requirements of Code Section 162(m) and regulations thereunder (to the extent applicable), and shall be deemed to have been designated by the Committee as Code Section 162(m) Awards.

(b) Unless otherwise provided in a Participant’s Agreement, any Award granted to an Employee Participant pursuant to the Plan, other than an Option or Stock Appreciation Right,

which otherwise complies with the applicable requirements set forth in this Article VII shall be deemed to have been designated by the Committee as a Code Section 162(m) Award that satisfy the performance based compensation requirements of Code Section 162(m) and regulations thereunder (to the extent applicable). Such an Award must comply with the following additional requirements, which shall control over any other provision that pertains to such Award under Articles IV, V and VI:

(i) Each such Code Section 162(m) Award shall be based upon the attainment of specified levels of pre-established, objective Performance Measures that are intended to satisfy the performance based compensation requirements of Code Section 162(m) and regulations thereunder. Further, at the discretion of the Committee, such an Award also may be subject to goals and restrictions in addition to the Performance Measures.

(ii) For each such Code Section 162(m) Award, the Committee shall (A) select the Participant who shall be eligible to receive a Code Section 162 (m) Award, (B) determine the applicable performance period, (C) determine the target levels of the Corporation or Subsidiary Performance Measures, and (D) determine the number of shares of Common Stock or cash or other property (or combination thereof) subject to an Award to be paid to each selected Participant. The Committee shall make the foregoing determinations prior to the commencement of services to which such an Award relates (or by such later date permitted under the deduction limitation exemption provisions of Code Section 162(m) and regulations thereunder) and while the outcome of the performance goals and targets is uncertain.

7.2 Attainment of Code Section 162(m) Goals.

(a) With respect to each Award designated (or deemed designated) as a Code Section 162(m) Award pursuant to Section 7.1(b), after each performance period, the Committee shall certify, in writing (which may include the written minutes for any meeting of the Committee): (i) if the Corporation has attained the performance targets, and (ii) the number of shares pursuant to the Award that are to become freely transferable, if applicable, or the cash or other property payable under the Award. The Committee shall have no discretion to waive all or part of the conditions, goals and restrictions applicable to the receipt of full or partial payment or to accelerate payment of such an Award except in the case of the death or Disability of a Participant.

(b) Notwithstanding the foregoing, the Committee may, in its discretion, reduce any Award based on such factors as may be determined by the Committee, including a determination by the Committee that such a reduction is appropriate in light of pay practices of competitors, or the performance of the Corporation, a Subsidiary or a Participant relative to the performance of competitors, or performance with respect to the Corporation’s strategic business goals.

7.3 Individual Participant Limitations. Subject to adjustment as provided in Section 9.1, with respect to those Awards which are designated (or deemed designated) by the Committee to be Code Section 162(m) Awards:

(a) no Employee Participant in any one fiscal year of the Corporation may be granted:

(i) Options with respect to more than 600,000 shares of Common Stock;

(ii) Stock Appreciation Rights with respect to more than 600,000 shares of Common Stock;

(iii) Restricted Stock with respect to more than 400,000 shares of Common Stock;

(iv) Restricted Stock Units that are denominated in shares of Common Stock with respect to more than 400,000 shares of Common Stock;

(v) Performance Awards that are denominated in shares of Common Stock with respect to more than 200,000 shares; and

(vi) Incentive Awards denominated in shares of Common Stock with respect to more than 200,000 shares.

(b) The maximum dollar value payable to any Employee Participant in any one fiscal year of the Corporation with respect to Restricted Stock Units, Performance Awards or Incentive Awards that are valued in cash or property other than Common Stock shall be limited to the lesser of $2,000,000 or four times the Participant’s base salary for the fiscal year.

(c) If an Award is cancelled, the cancelled Award shall continue to be counted towards the applicable limitations set forth above.

VIII. TERMINATION OF EMPLOYMENT OR SERVICES

8.1 Options and Stock Appreciation Rights.  Unless otherwise provided in a Participant’s Agreement:

(a) If, prior to the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason, the Participant’s right to exercise the Option or Stock Appreciation Right shall terminate and all rights thereunder shall cease.

(b) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated for any reason other than death or Disability, the Participant shall have the right, within the earlier of (i) the expiration of the Option or Stock Appreciation Right, and (ii) three (3) months after termination of employment or services, as applicable, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise.

(c) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to the Participant’s death while the Option or Stock Appreciation Right is still exercisable, the person or persons to whom the Option or Stock Appreciation Right shall have been transferred by will or the laws of descent and distribution, shall have the right within the exercise period specified in the Participant’s Agreement to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the Participant’s date of death, subject to any other limitation on exercise in effect on the date of exercise. The beneficial tax treatment of an Incentive Stock Option may be forfeited if the Option is exercised more than one year after a Participant’s date of death.

(d) If, on or after the date when an Option or Stock Appreciation Right first becomes Vested, a Participant’s employment or services are terminated due to the Participant’s Disability, the Participant shall have the right, within the exercise period specified in the Participant’s Agreement, to exercise the Option or Stock Appreciation Right to the extent that it was exercisable and unexercised on the date of the Participant’s termination of employment or services due to Disability, subject to any other limitation on the exercise of the Option or Stock Appreciation Right in effect on the date of exercise. If the Participant dies after termination of employment or services, as applicable, while the Option or Stock Appreciation Right is still exercisable, the Option or Stock Appreciation Right shall be exercisable in accordance with the terms of Section 8.1(c).

(e) For the avoidance of doubt, the Committee, at the time of a Participant’s termination of employment or services, may accelerate the Participant’s right to exercise an Option or Stock Appreciation Right or, subject to Sections 2.1 and 3.1 and Code Section 409A, may extend the term of the Option or Stock Appreciation Right.

(f) Shares subject to Options and Stock Appreciation Rights that are not exercised in accordance with the provisions of (a) through (e) above shall expire and be forfeited by the Participant as of their expiration date.

8.2 Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and Incentive Awards. With respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award, unless otherwise provided in a Participant’s Agreement:

(a) If a Participant’s employment or services are terminated for any reason, any portion of such Award that is not yet Vested shall terminate and be forfeited by the Participant.

(b) If, with respect to a Restricted Stock Award or Restricted Stock Unit Award, the terminated Participant was required to pay a purchase price for any Restricted Stock subject to such Award, other than the performance of services, the Corporation shall have the option to repurchase any shares acquired by the Participant which are still subject to the Restriction Period for the purchase price paid by the Participant.

(c) For the avoidance of doubt, the Committee, in its discretion, may provide in a Participant’s Agreement for the continuation of any such Award after a Participant’s employment or services are terminated or, subject to Code Section 409A, may waive or change the remaining conditions, goals or restrictions, or add additional conditions, goals or restrictions, with respect to such Award as it deems appropriate. Notwithstanding the foregoing, the Committee shall not waive any restrictions on any such Award that is designated (or deemed designated) as a Code Section 162(m) Award, but the Committee may provide in the Participant’s Agreement or otherwise that, upon the Participant’s termination of employment due to death or Disability prior to Vesting of such Award, the Award shall be deemed to have been Vested on terms determined by the Committee.

8.3 Other Provisions. The transfer of an Employee from one corporation to another among the Corporation and any of its Subsidiaries, or a leave of absence under the leave policy of the Corporation or any of its Subsidiaries shall not be a termination of employment for purposes of the Plan, unless a provision to the contrary is expressly stated by the Committee in a Participant’s Agreement issued under the Plan.

IX. ADJUSTMENTS AND CHANGE IN CONTROL

9.1 Adjustments. In the event of a merger, statutory share exchange, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Common Stock or the value thereof, such adjustments and other substitutions shall be made to the Plan and Awards as the Committee, in its sole discretion, deems equitable or appropriate, including adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan and, in the aggregate or to any one Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of cash, similar options to purchase the shares of, or other awards denominated in the shares of, another company, or other property, as the Committee may determine to be appropriate in its sole discretion).  Any of the foregoing adjustments may provide for the elimination of any fractional share which might otherwise become subject to any Award.

9.2 Change in Control.

(a) Unless otherwise provided in a Participant’s Agreement, upon a Change in Control, all of the following shall occur: (i) any outstanding Option or Stock Appreciation Right granted hereunder immediately shall become fully Vested and exercisable, regardless of any installment provision applicable to such Option or Stock Appreciation Right; (ii) the remaining Restriction Period on any shares of Common Stock subject to a Restricted Stock Award or Restricted Stock Unit Award granted hereunder immediately shall lapse and the shares shall become fully transferable, subject to any applicable federal or state securities laws; (iii) all performance goals and conditions shall be deemed to have been satisfied and all restrictions shall lapse on any outstanding Performance Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control); and (iv) all performance targets and performance levels shall be deemed to have been satisfied for any outstanding Incentive Awards, which immediately shall become payable (either in full or pro-rata based on the portion of the applicable performance period completed as of the Change in Control).

(b) The Committee may, in its sole discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Option or Stock Appreciation Right outstanding immediately prior to the Change in Control shall be cancelled in exchange for a payment with respect to each Vested share of Common Stock subject to such cancelled Option or Stock Appreciation Right in (i) cash, (ii) Common Stock, (iii) common stock of a corporation or other business entity that is a party to the Change in Control, or (iv) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the excess of the Fair Market Value of the consideration to be paid per share of Common Stock in the Change in Control transaction over the exercise price per share under such Option or Stock Appreciation Right (the “Spread”). In the event such determination is made by the Committee, the Spread (reduced by applicable withholding taxes, if any) shall be paid to a Participant in respect of the Participant’s cancelled Options and Stock Appreciation Rights on or as soon as practicable following the date of the Change in Control.

(c) Notwithstanding the foregoing, the Committee, in its discretion, may provide in a Participant’s Agreement or otherwise that if, in the event of a Change in Control, the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award payable in shares of Common Stock, Performance Award payable in shares of Common Stock or Incentive Award payable in shares of Common Stock, then each such outstanding Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award shall not be accelerated as described in Section 9.2(a). For the purposes of this Section 9.2(c), such an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each share of Common Stock subject to such Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Common Stock for each share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of such Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award, for each share of Common Stock subject thereto, shall be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of shares of Common Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

X. MISCELLANEOUS

10.1 Partial Exercise/Fractional Shares. The Committee may permit, and shall establish procedures for, the partial exercise of Options and Stock Appreciation Rights granted under the Plan. No fractional shares shall be issued in connection with the exercise of an Option or Stock Appreciation Right or payment of a Performance Award, Restricted Stock Award, Restricted Stock Unit Award, or Incentive Award (including associated Dividend Equivalents); instead, the Fair Market Value of the fractional shares shall be paid in cash, or at the discretion of the Committee, the number of shares shall be rounded down to the nearest whole number of shares and any fractional shares shall be disregarded.

10.2 Rights Prior to Issuance of Shares. No Participant shall have any rights as a shareholder with respect to shares covered by an Award until the issuance of a stock certificate for such shares or electronic transfer to the Participant (or book entry representing such shares has been made and such shares have been deposited with the appropriate registered book-entry custodian). No adjustment shall be made for dividends or other rights with respect to such shares for which the record date is prior to the date the certificate is issued or the shares are electronically delivered to the Participant’s brokerage account (or book entry is made), except as otherwise provided in the Plan or a Participant’s Agreement or by the Committee.

10.3 Non Assignability; Certificate Legend; Removal.

(a) Except as described below or as otherwise determined by the Committee in a Participant’s Agreement, no Award shall be transferable by a Participant except by will or the laws of descent and distribution, and an Option or Stock Appreciation Right shall be exercised only by a Participant during the lifetime of the Participant. Notwithstanding the foregoing, a Participant may assign or transfer an Award that is not an Incentive Stock Option with the consent of the Committee (each transferee thereof, a “Permitted Assignee”); provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and any Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Corporation evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan.

(b) Each certificate representing shares of Common Stock subject to an Award, to the extent a certificate is issued, shall bear the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer set forth in the Rockwell Medical, Inc. 2016 Long Term Incentive Plan (“Plan”), rules and administrative guidelines adopted pursuant to such Plan and an Agreement dated        ,     . A copy of the Plan, such rules and such Agreement may be obtained from the Secretary of Rockwell Medical, Inc.

If shares are issued in book entry form, a notation to the same restrictive effect as the legend above shall be placed on the transfer agent’s books in connection with such shares.

(c) Subject to applicable federal and state securities laws, issued shares of Common Stock subject to an Award shall become freely transferable by the Participant after all applicable restrictions, limitations, performance requirements or other conditions have terminated, expired, lapsed or been satisfied. Once such issued shares of Common Stock are released from such restrictions, limitations, performance requirements or other conditions, the Participant shall be entitled to have the legend required by this Section 10.3 removed from the applicable Common Stock certificate (or notation removed from such book entry).

10.4 Securities Laws.

(a) Anything to the contrary herein notwithstanding, the Corporation’s obligation to sell and deliver Common Stock pursuant to the exercise of an Option or Stock Appreciation Right or deliver Common Stock pursuant to a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award is subject to such compliance with federal and state laws, rules and regulations applying to the authorization, issuance or sale of securities as the Corporation deems necessary or advisable. The Corporation shall not be required to sell and deliver or issue Common Stock unless and until it receives satisfactory assurance that the issuance or transfer of such shares shall not violate any of the provisions of the Securities Act or the Exchange Act, or the rules and regulations of the Securities and Exchange Commission promulgated thereunder or those of the Stock Exchange or any stock exchange on which the Common Stock may be listed, the provisions of any other applicable laws governing the sale of securities, or that there has been compliance with the provisions of such acts, rules, regulations and laws.

(b) The Committee may impose such restrictions on any shares of Common Stock acquired pursuant to the exercise of an Option or Stock Appreciation Right or the grant of Restricted Stock or Restricted Stock Units or the payment of a Performance Award or Incentive Award under the Plan as it may deem advisable, including restrictions (i) under applicable federal securities laws; (ii) under the requirements of the Stock Exchange or any other securities exchange or recognized trading market upon which such shares of Common Stock are then listed or traded; and (iii) under any blue sky or other applicable securities laws.

10.5 Withholding Taxes.

(a) The Corporation shall have the right to withhold from a Participant’s compensation or require a Participant to remit sufficient funds to satisfy applicable withholding for income and employment taxes upon the exercise of an Option or Stock Appreciation Right or the Vesting or payment of a Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Incentive Award. A Participant may, in order to fulfill the withholding obligation, tender shares of Common Stock or have shares of stock withheld from the exercise or Vested portion of the Award, provided that the shares tendered or withheld have an aggregate Fair Market Value sufficient to satisfy in whole or in part the applicable withholding taxes. Other payment methods set forth in Sections 2.4 may also be utilized to satisfy any applicable withholding requirements. The Corporation may not withhold from the exercise of an Option more shares than are necessary to meet tax withholding obligations owed by Participant.

(b) Notwithstanding the foregoing, a Participant may not use shares of Common Stock to satisfy the withholding requirements to the extent that (i) there is a substantial likelihood that the use of such form of payment or the timing of such form of payment would subject the Participant to a substantial risk of liability under Section 16 of the Exchange Act; (ii) such withholding would constitute a violation of the provisions of any law or regulation

(including the Sarbanes-Oxley Act of 2002); or (iii) there is a substantial likelihood that the use of such form of payment would result in adverse accounting treatment to the Corporation under generally accepted accounting principles.

10.6 Termination and Amendment.

(a) The Board may terminate the Plan, or the granting of Awards under the Plan, at any time.

(b) The Board may amend or modify the Plan at any time and from time to time, and the Committee may amend or modify the terms of an outstanding Agreement at any time and from time to time, but no amendment or modification, without the approval of the shareholders of the Corporation, shall (i) materially increase the benefits accruing to Participants under the Plan; (ii) increase the amount of Common Stock for which Awards may be made under the Plan, except as permitted under Sections 1.7 and Article IX; or (iii) change the provisions relating to the eligibility of individuals to whom Awards may be made under the Plan. In addition, if the Corporation’s Common Stock is listed on a Stock Exchange, the Board may not amend the Plan in a manner requiring approval of the shareholders of the Corporation under the rules of the Stock Exchange without obtaining the approval of the shareholders.

(c) No amendment, modification, or termination of the Plan or an outstanding Agreement shall in any manner materially and adversely affect any then outstanding Award under the Plan without the consent of the Participant holding such Award, except as set forth in any Agreement relating to the Award, as set forth in Sections 9.2 or 10.10, or to bring the Plan and/or an Award into compliance with the requirements of Code Section 409A or to qualify for an exemption under Code Section 409A.

10.7 Code Section 409A. It is intended that Awards granted under the Plan shall be exempt from or in compliance with Code Section 409A, and the provisions of the Plan are to be construed accordingly. The Board reserves the right to amend the terms of the Plan and the Committee reserves the right to amend any outstanding Agreement if necessary either to exempt such Award from Code Section 409A or comply with the requirements of Code Section 409A, as applicable. However, unless otherwise specified herein or in a Participant’s Agreement, in no event shall the Corporation or a Subsidiary be responsible for any tax or penalty owed by a Participant or beneficiary with regard to an Award payment. Notwithstanding anything in the Plan to the contrary, all or part of an Award payment to a Participant who is determined to constitute a “specified employee” (as defined in Code Section 409A and regulations thereunder) at the time of separation from service, shall be delayed (if then required) under Code Section 409A, and paid in an aggregated lump sum on the first business day following the date that is six months after the date of the Participant’s separation from service, or the date of the Participant’s death, if earlier; any remaining payments shall be paid on their regularly scheduled payment dates. For purposes of the Plan and any Agreement, the terms “separation from service” or “termination of employment” (or variations thereof) shall be synonymous with the meaning given to the term “separation from service” as defined in Code Section 409A and regulations thereunder.

10.8 Effect on Employment or Services. Neither the adoption of the Plan nor the granting of any Award pursuant to the Plan shall be deemed to create any right in any individual to be retained or continued in the employment or services of the Corporation or a Subsidiary.

10.9 Use of Proceeds. The proceeds received from the sale of Common Stock pursuant to the Plan shall be used for general corporate purposes of the Corporation.

10.10 Severability. If any one or more of the provisions (or any part thereof) of this Plan or of any Agreement issued hereunder, shall be held to be invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan or of any Agreement shall not in any way be affected or impaired thereby. The Board may, without the consent of any Participant, and in a manner determined necessary solely in the discretion of the Board, amend the Plan and any outstanding Agreement as the Corporation deems necessary to ensure the Plan and all Awards remain valid, legal or enforceable in all respects.

10.11 Beneficiary Designation. Except as otherwise designated in a Participant’s Agreement, and subject to local laws and procedures, each Participant may file a written beneficiary designation with the Corporation stating who is to receive any benefit under the Plan to which the Participant is entitled in the event of such Participant’s death before receipt of any or all of a Plan benefit. Each designation shall revoke all prior designations by the same Participant, be in a form prescribed by the Corporation, and become effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. If a Participant dies without an effective beneficiary designation for a beneficiary who is living at the time of the Participant’s death, the Corporation shall pay any remaining unpaid benefits to the Participant’s legal representative.

10.12 Unfunded Obligation. A Participant shall have the status of a general unsecured creditor of the Corporation. Any amounts payable to a Participant pursuant to the Plan shall be unfunded and unsecured obligations for all purposes. The Corporation shall not be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Corporation shall retain at all times beneficial ownership of any investments, including trust investments, which the Corporation may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Corporation and a Participant, or otherwise create any Vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Corporation. A Participant shall have no claim against the Corporation for any changes in the value of any assets which may be invested or reinvested by the Corporation with respect to the Plan.

10.13 Approval of Plan. The Plan shall be subject to the approval of the holders of at least a majority of the votes cast on a proposal to approve the Plan at a duly held meeting of shareholders of the Corporation held within 12 months after adoption of the Plan by the Board. No Award granted under the Plan may be exercised or paid in whole or in part unless the Plan has been approved by the shareholders as provided herein. If not approved by shareholders within such 12 month period, the Plan and any Awards granted under the Plan shall be null and void, with no further force or effect.

10.14 Governing Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and Agreements under the Plan, shall be governed by the laws of the State of Michigan, without regard to its conflict of law rules.

IN WITNESS WHEREOF, this Rockwell Medical, Inc. 2016 Long Term Incentive Plan has been executed on behalf of the Corporation as of this 5th day of April, 2016.

ROCKWELL MEDICAL, INC.

By:	/s/ Robert L. Chioini
Its: Chief Executive Officer

Board Approval: April 5, 2016
Shareholder Approval:

ANNUAL MEETING OF SHAREHOLDERS OF ROCKWELL MEDICAL, INC.

June 2, 2016

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL

The Notice of Meeting, proxy statement, proxy card and 2015 annual report to shareholders are available at http://www.rockwellmed.com/invest.htm

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

This Proxy is solicited on behalf of our Board of Directors. The Board recommends a vote “FOR” the nominee in Proposal 1 and “FOR” each of the Board’s proposals. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE☒

1.	Election of Class I Director.

NOMINEE:

☐	FOR ALL NOMINEES ☐	Ronald D. Boyd

☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the square next to each nominee you wish to withhold, as shown here: ☒

			FOR	AGAINST	ABSTAIN

2.	Approve the 2016 Long Term Incentive Plan.		☐	☐	☐

			FOR	AGAINST	ABSTAIN

3.	Approve a proposal to ratify the selection of Plante & Moran, PLLC as our independent registered public accounting firm for 2016.		☐	☐	☐

In their discretion with respect to any other matters that may properly come before the meeting.

This proxy will be voted, when properly executed, in accordance with the specifications made herein. If no instructions are indicated, the shares represented by this Proxy will be voted FOR the nominee in Proposal 1 and FOR the Board proposals.

Please date, sign and return this Proxy promptly in the enclosed envelope.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

REVOCABLE PROXY

ROCKWELL MEDICAL, INC.

ANNUAL MEETING OF SHAREHOLDERS June 2, 2016

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF ROCKWELL MEDICAL, INC.

The undersigned, as a shareholder of record on April 4, 2016, hereby appoints Robert L. Chioini and Thomas E. Klema, and each of them, attorneys and proxies with full power of substitution in each of them, in the name, place and stead of the undersigned and hereby authorizes them to vote as proxy all of the common shares, no par value, of Rockwell Medical, Inc. (the “Company”) which the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of the Company to be held on June 2, 2016 at 11:00 a.m. Eastern time, and at any and all adjournments or postponements thereof, upon those matters set forth in the Notice of Annual Meeting and Proxy Statement dated April 18, 2016 (receipt of which is hereby acknowledged) as designated on the reverse side.  In their discretion, to the extent permitted by law, the proxies are also authorized to vote upon all such other matters as may properly come before the meeting, including the election of any person to the Board of Directors where a nominee named in the Proxy Statement dated April 18, 2016, is unable to serve or, for good cause, will not serve, and a vote to adjourn the meeting. The undersigned ratifies all that the proxies or either of them or their substitutes may lawfully do or cause to be done by virtue hereof and revokes all former proxies.

(Continued and to be Signed on Reverse Side)

QuickLinks

INTRODUCTION
VOTING SECURITIES AND PRINCIPAL HOLDERS
ELECTION OF DIRECTORS
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
Summary Compensation Table
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested for 2015
2015 Director Compensation
PROPOSAL TO APPROVE 2016 LONG TERM INCENTIVE PLAN
PROPOSAL TO RATIFY SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2016
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
OTHER MATTERS